UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21763

Name of Fund:  U.S. Mortgage Portfolio of Managed Account Series

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, U.S. Mortgage Portfolio of Managed Account Series, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/07

Date of reporting period: 05/01/06 - 10/31/06

Item 1 -    Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


Managed Account Series

SEMI-ANNUAL REPORT    OCTOBER 31, 2006


U.S. Mortgage Portfolio
High Income Portfolio
Global SmallCap Portfolio
Mid Cap Value Opportunities Portfolio


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by the Portfolios' current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Shares of the Portfolios may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock Advisors, LLC or an affiliate ("BlackRock") to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.


Managed Account Series
P.O. Box 9011
Princeton, NJ 08543-9011


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Managed Account Series


Officers and Trustees


Robert C. Doll, Jr., President and Trustee
James H. Bodurtha, Trustee
Kenneth A. Froot, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Donald C. Burke, Vice President and Treasurer
Murali Balaraman, Vice President
Robin Elise Baum, Vice President
John Coyle, Vice President
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodians

U.S. Mortgage Portfolio
High Income Portfolio
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Global SmallCap Portfolio
Mid Cap Value Opportunities Portfolio
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



A Letter to Shareholders


Dear Shareholder

Ten months into 2006, we are able to say it has been an interesting year for investors. After a volatile start and far-reaching mid-year correction, the financial markets regained some positive momentum through late summer and fall. For the six- and 12-month periods ended October 31, 2006, most major market indexes managed to post positive returns:

Total Returns as of October 31, 2006                                    6-month       12-month
U.S. equities (Standard & Poor's 500 Index)                              +6.11%        +16.34%
Small cap U.S. equities (Russell 2000 Index)                             +0.90         +19.98
International equities (MSCI Europe, Australasia, Far East Index)        +3.77         +27.52
Fixed income (Lehman Brothers Aggregate Bond Index)                      +4.60         + 5.19
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)           +4.12         + 5.75
High yield bonds (Credit Suisse High Yield Index)                        +4.66         +10.29

The Federal Reserve Board (the Fed), after raising the target short-term interest rate 17 times between June 2004 and June 2006, finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through the September and October Fed meetings. In interrupting its two-year rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by softness in the housing market. However, the central bankers continue to take a cautionary position on inflation, despite a decline in energy prices in recent months. At the time of this writing, the price of oil had settled into the $60-per-barrel range after reaching nearly $78 per barrel earlier in the year.

Notwithstanding the mid-year correction, equity markets generally found support in solid corporate earnings reports in the first three quarters of the year. Overall corporate health, including strong company balance sheets, helped to sustain robust dividend-distribution, share-buyback and merger-and-acquisition activity. Many international equity markets fared equally well or better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, prices declined for much of the year as investors focused on decent economic activity and inflation concerns. Bond prices began to improve in late June as the economy showed signs of weakening and inflation pressures subsided. Notably, the Treasury curve inverted periodically, a phenomenon typically associated with periods of economic weakness. At the end of October, the one-month Treasury bill offered the highest yield on the curve at 5.18%, while the 30-year Treasury bond had a yield of 4.72%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial professional and to make portfolio changes, as needed. For additional insight and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.blackrock.com/shareholdermagazine. We are pleased to make our investor-friendly magazine available to you online. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve your investment needs.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Trustee



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



A Discussion With Your Funds' Portfolio Managers


We are pleased to provide you with this semi-annual shareholder report for Managed Account Series.


U.S. Mortgage Portfolio

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended October 31, 2006, U.S. Mortgage Portfolio posted a total return of +4.28%. For the same period, the benchmark Citigroup Mortgage Index returned +4.42%.

The past six months were a volatile period for fixed income markets. After a sour start, we saw a pronounced return to strength that resulted in positive total returns for our benchmark index and the Portfolio.

As the period began in May, fixed income yields continued their upward march while bond prices, which move opposite of yields, declined. As had been the case for many months, the Federal Reserve Board's (the Fed) untiring interest rate-hiking campaign was exerting upward pressure on bond yields, particularly at the short end of the U.S. Treasury yield curve. The Fed increased the federal funds rate to 5% in May and 5.25% in June, marking the 17th consecutive interest rate hike since June 2004. The rise in interest rates resulted in negative price performance for virtually all fixed income investments early in the period.

However, the markets changed course as the summer progressed, embarking on a strong rally through the end of the reporting period. Yields fell for three primary reasons. First, the Fed paused in raising the federal funds rate in August, and remained on hold in September and October. Consequently, investors moved off the sidelines with the belief that interest rates had peaked. Second, the U.S. housing market began to show additional evidence of stress. Investors took this as a sign of weakness in the U.S. economy and began factoring in rate cuts by the Fed in 2007. Finally, in the latter half of August, oil prices began to fall sharply. After approaching $78 per barrel in July, oil prices declined and remained fairly steady in the $60-per-barrel range, alleviating concerns about inflation and sending interest rates lower. Mortgage-backed securities, which lagged early in the period, performed well against this more positive backdrop, generating excess return versus U.S. Treasury securities.

Contributing to the Portfolio's performance was our aggressive use of a dollar roll strategy, which helped to generate incremental returns above the securities' buy-and-hold returns. We also used a tactical coupon selection strategy, anticipating which mortgage coupons would be squeezed due to limited supply. This also enhanced performance. Detracting from the Portfolio's relative results, particularly early in the period when interest rates rose, was the fact that we held primarily to-be-announced (TBA) mortgage-backed securities (MBS) rather than more seasoned MBS. The more seasoned issues have better convexity characteristics than TBA MBS, meaning their duration does not extend or contract as much as TBA MBS in changing interest rate scenarios. As such, their value increases as interest rates rise, such as we saw early in the period.


What changes were made to the Portfolio during the period?

Roughly 86% - 87% of the Portfolio's net assets was invested in fixed rate pass-through MBS during the period. We generally maintained an underweight in the 30-year sector and an overweight in the 15-year sector, as 15-year paper has less prepayment risk and better convexity than 30-year paper. We also maintained exposure to hybrid adjustable rate mortgages (ARMs), as they have greater duration exposure to the front end of the yield curve, which we believed was attractive in the flat to inverted yield curve environment.

We maintained the Portfolio's position in Government National Mortgage Association (Ginnie Mae) project loans, which we had initially added to improve portfolio convexity. Ginnie Mae project loans are U.S. government guaranteed securitized mortgages of hospitals, nursing homes and multi-family properties, which are approved by the U.S. Department of Housing and Urban Development (HUD). Ginnie Mae project loans typically have stringent prepayment penalties, making them less sensitive to refinancing activity in changing interest rate environments.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



How would you characterize the Portfolio's position at the close of the period?

At the end of the period, 70.2% of the Portfolio's net assets was invested in 30-year MBS. This represented an underweight relative to the Citigroup Mortgage Index's 78.9% allocation. The second-largest weighting in the Portfolio was 15-year MBS at 24.1% of net assets versus 20.1% in the benchmark. The remainder of the Portfolio comprised Treasury issues, hybrid ARMs, collateralized mortgage obligations and asset-backed securities. The Portfolio's duration at period-end was 2.89 years compared to 3.64 years for the Citigroup
Mortgage Index.


Andrew Phillips
Portfolio Manager


Eric Pellicciaro
Portfolio Manager


November 21, 2006


Effective October 2, 2006, Andrew Phillips and Eric Pellicciaro assumed responsibility for the day-to-day management of the Portfolio. Mr. Phillips is a Managing Director and portfolio manager with BlackRock Inc. and a member of the firm's Investment Strategy Group. Prior to joining BlackRock in 1991, Mr. Phillips was a portfolio manager at Metropolitan Life Insurance Company. Mr. Pellicciaro is a Managing Director and portfolio manager with BlackRock, where he also is a member of the Investment Strategy Group and the lead mortgage sector specialist. Mr. Pellicciaro began his career in the Financial Modeling Group at BlackRock in 1996 and joined the Fixed Income Portfolio Management Group in 1999.


High Income Portfolio


How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended October 31, 2006, High Income Portfolio posted a total return of +3.96%, compared to the +4.66% return of the benchmark Credit Suisse High Yield Index.

On balance, the high yield market has been fairly strong since May of last year, after absorbing the debt of General Motors Corp. and Ford Motor Co. into the high yield space. Lower-rated securities (that is, the CCC category) fared particularly well during the market upturn. Although we had reduced exposure to these lower-rated credits, we were able to take targeted profits and those positions that we retained benefited Portfolio results. Having said that, an even greater commitment to these higher-beta issues would have been more advantageous amid the underlying market backdrop. Our underexposure during this period detracted from relative results.

The Portfolio's position in convertible securities (bonds that can be converted to common stock) benefited performance during the period, as did our participation in the new-issue market. We actively managed the Portfolio's cash allocation (or commitment to short-term securities), which allowed us the liquidity and flexibility to participate in the new-issue calendar as attractive opportunities became available. Although our cash allocation hindered performance in instances when the market rallied, we believed it was prudent to be heavier in cash at times, consistent with our more conservative portfolio construction. Cash can be advantageous for two reasons. First, considering that the market did not go straight up, but instead weathered bouts of volatility along the way, cash added an element of stability in that it does not depreciate in value. Second, as alluded to earlier, having ample cash meant we were able to buy new issues when they came to market, which allowed us to participate actively. This contributed to returns, as several new issues came to the market fairly priced and then rose to attractive premiums. The Portfolio's cash allocation ranged from as little as 4% - 5% of net assets to as much as 17% - 18% during the past year.

In terms of sector attribution during the six-month period, we had positive results from security selection in the packaging, health care and information technology sectors. Conversely, weakness in telecommunications, housing and autos detracted from performance.


Describe conditions in the high yield market during the period.

The high yield market generally moved upward over the past six months, although it did encounter weakness in June. The extent of the decline, however, was not as intense as that experienced by other markets in the middle of 2006. Global equities and emerging markets securities declined markedly in May. However, the high yield market found support in benign default rates and lower sensitivity to rising interest rates and, therefore, experienced less volatility than other equity and fixed income asset classes.

Yield spreads between Treasury issues and high yield bonds widened during the period from 325 basis points (3.25%) on April 30, 2006, to 357 basis points at period-end. This compared to a trading range of 300 - 410 basis points for the full year 2005 and a historic month-end low of 307 basis points in February 2005. We believe spreads should remain fairly narrow as the default rate in the high yield sector remains lower than expectations. According to Moody's Investors Service, the rolling 12-month default rate was 1.21% in October 2006, down from 2.63% in April 2006. This compared to a much higher default rate of 8.50% at the end of 2002.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



A Discussion With Your Funds' Portfolio Managers (continued)


Through October 2006, year-to-date new issuance in the market totaled
$81 billion, compared to $75 billion for the same period last year. Total issuance in 2005 was $103.6 billion comprised of 399 deals, down from $142.4 billion in 575 deals in 2004.


What changes were made to the Portfolio during the period?

For the majority of the period, we continued our strategy of reducing risk in the Portfolio by trimming exposure to CCC-rated issues in favor of securities with B ratings. By period-end, roughly 12% of the Portfolio's net assets was invested in CCC-rated issues, below the benchmark's 14%. As we advanced our risk-reduction efforts, we were able to take profits on many of these lower-quality, high-beta issues as they rallied with the market, selling several as they reached our target objectives. Meanwhile, we increased holdings in B-rated and BB-rated credits when we discerned value.

Our shift to a more conservative stance was based on our outlook for the high yield market. Although default rates have remained quite low, there is a feeling in the marketplace that this trend will reverse as the economy slows. Although we believe the low level of defaults will extend into 2007, we expect this to change heading into 2008. Financing now appears riskier and fewer quality credits are being financed in the marketplace. However, it will take some time for this to translate into increasing defaults. Still, we believed it was important to anticipate this change and to construct the Portfolio more conservatively for a higher default environment. In the high yield space, it is better to be early than late.

Finally, we reduced exposure to emerging markets during the fiscal year, but maintained select exposure where we saw value. We also participated actively in the new-issue calendar, making some significant purchases this past August, which served to reduce the Portfolio's cash balance.


How would you characterize the Portfolio's position at the close of the period?

At period-end, the Portfolio had a modest cash position and approximately 12% of net assets invested in CCC-rated securities. The Portfolio's biggest concentration was in the B category, at 49% of net assets.

We believe the current low level of defaults may continue well into 2007 and that the economy will experience at least moderate growth into 2007. Such a scenario would be supportive of the creditworthiness of high yield issuers. We also expect that high levels of merger-and-acquisition and leveraged-buyout activity may increase leverage in select sectors and result in higher new-issue volume as equity sponsors finance this activity. Much of this financing is being placed in the loan market, moderating the pressure on the high yield market.

On October 2, 2006, a new management team assumed responsibility for the Portfolio's investments. The new team has focused on repositioning the Portfolio in accordance with its generally positive market view. The Portfolio's largest overweights at period-end were in the wireless telecommunications, construction machinery and paper industries. The largest underweights were in autos, media-cable and electric utilities. The portfolio managers look to add core companies that they believe carry pricing power and the ability to generate free cash flow to reduce debt.


Jeffrey Gary
Portfolio Manager


Scott Amero
Portfolio Manager


November 9, 2006


Effective October 2, 2006, Portfolio Managers Jeffrey Gary and Scott Amero assumed responsibility for the day-to-day management of the Portfolio. Mr. Gary is a Managing Director and portfolio manager with BlackRock, Inc., where he is head of the high yield team and a member of the firm's Investment Strategy Group. Prior to joining BlackRock in 2003, Mr. Gary most recently had been a Managing Director and portfolio manager with AIG (American General) Investment Group. Mr. Amero is a Managing Director of BlackRock, co-head of the fixed income portfolio management team and a member of the Management Committee and the Investment Strategy Group. He is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. Mr. Amero joined BlackRock in 1990.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Global SmallCap Portfolio


How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended October 31, 2006, Global SmallCap Portfolio posted a total return of -1.61%. This compared to the -2.78% return of the benchmark Morgan Stanley Capital International (MSCI) World Small Cap Index and the +4.57% return of the broader MSCI World Index for the same period.

After starting the semi-annual period on a strong note, global markets embarked on a dramatic correction in early May that resulted in most major indexes touching into negative territory. Although the cause for the correction was not completely clear, most leading indicators had confirmed that global economic growth was beginning to decelerate. Investors, including hedge funds, who had profited from strong returns in international markets in recent months, took the economic deceleration as a cue to start selling their positions. Exacerbating the economic growth fears was concern that the U.S. Federal Reserve Board (the Fed), in its fight against inflation, would overtighten monetary policy and force the U.S. economy into a hard economic landing.

As months passed, it became more evident that inflation had peaked and would allow the Fed to become less restrictive in its tightening campaign. After raising rates on June 29 for the 17th time, the central bank kept the target interest rate on hold at 5.25% on August 8 and at subsequent meetings in September and October. This indicated to investors that Fed officials believed that they had reached equilibrium in their quest to balance growth and inflation. Investors began to discount that a soft landing was in the making for the United States and the rest of the world, which tends to take its cue from the U.S. economy. With this brighter outlook, the markets found their footing and rallied sharply from August through October.

Still, it was a volatile six-month period overall, particularly for emerging markets and small cap stocks. In general, small, illiquid markets, although they come with enhanced growth prospects, also tend to suffer more in market downturns. This is evidenced in the negative absolute performance of the MSCI World SmallCap Index during the period.


What factors most influenced Portfolio performance?

Compared to its benchmark, the Portfolio did well during the period, largely a reflection of our disciplined approach. We prefer to own quality stocks at reasonable prices, and that strategy tends to hold up better in difficult market environments. Portfolio performance during the period was driven by three sectors - information technology (IT), industrials and consumer discretionary - where our stock picks performed much better than those in the index.

Several individual holdings were responsible for the outperformance. In industrials, Ryanair Holdings Plc, Europe's leading low-cost airline carrier, and Enodis Plc, a commercial restaurant equipment company, performed quite well. Enodis was the subject of several takeover offers and the stock appreciated sharply. Other notable performers in the industrials sector included two toll road companies, one in Brazil and one in China. Governments around the world are selling their main highways, taking gains on the sale and allowing these publicly traded companies to manage the toll roads. These companies are attractive investment vehicles, in our view, given their predictable revenue streams and positive cash flow characteristics.

In IT, the Portfolio benefited from an overweight position in software. For the past several years, most companies have focused their spending on hardware products. However, we expect that software, given its usefulness in increasing productivity, is the next phase of spending for Corporate America in the years ahead. The Portfolio also benefited from its positions in several semiconductor holdings. Although semiconductor names in the benchmark index were down almost 20% during the period, our stock picks in this area were up roughly 4% due to strong new product cycle opportunities. In the consumer discretionary sector, several holdings added incrementally to Portfolio results. Among them was Endemol NV, a leading TV production company in Europe that makes popular programs such as Deal or No Deal, Big Brother and Extreme Makeover:
Home Edition.

Detracting from the Portfolio's relative results was our positioning in the financials sector, where two names, in particular, disappointed. The first was Mills Corporation, a real estate investment trust (REIT) that was going through a restructuring program. One of the banks involved in the restructuring called in part of the company's debt, causing the stock price to decline. Given the uncertain future, we sold our position. Second, Friedman, Billings, Ramsey Group, Inc., a capital markets broker dealer, did not meet our performance expectations, and we exited our position.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



A Discussion With Your Funds' Portfolio Managers (continued)


Geographically, the biggest contributor to performance was our underweight position and good stock selection in Japan. While the index declined nearly 3% during the period, the Japan component was down almost 18%, making our underweight a clear benefit. In general, we have found Japan to be an expensive market for what we view as subpar growth. Our stock picks in Japan did better than those in the index, contributing 160 basis points (1.60%) in outperformance for the period.


What changes were made to the Portfolio during the period?

From a geographic perspective, the biggest change involved increasing our exposure to U.S. stocks. Given concerns over the potential for a Fed overshoot, U.S. stocks had lagged international markets for several years. In anticipation of the Fed pause, we were able to find attractively priced companies that have contributed positively to the Portfolio's performance during the period. We increased the Portfolio's exposure to U.S. stocks from roughly 30% of net assets to approximately 40%, which compares to the benchmark weight of 44%.

In terms of sector changes, we moved from a market weight in IT to a 200+ basis point overweight. We concluded that technology stocks had become oversold during the summer given investors' concerns about an economic slowdown. Our bottom-up stock-selection process allowed us to find interesting companies in this sector at very reasonable prices, including F5 Networks, Inc., a provider of networking software; Trident Microsystems, Inc., a leading supplier of components to digital TV makers; and Hyperion Solutions Corp., a business intelligence software provider. Conversely, we moved from a slightly underweight position in financials to a healthy underweight. In addition to the sale of Mills Corp. and Friedman, Billings, Ramsey Group, we exited our positions in several Japanese brokers that failed to meet our performance expectations. We also slightly reduced our energy exposure. While we like the fundamentals in the sector, we are concerned about the price of oil potentially overstepping its intrinsic value. The price of crude oil hit a high of over $75 per barrel earlier this year, which we considered an overshoot on the high end. We believe there is now potential for the price to overcorrect on the low end. Nevertheless, we would view a return to low stock prices as a buying opportunity, as we believe the secular growth story in China and India, where resources are needed to support growing middle-class populations that dwarf the populations of developed economies. These countries should be avid consumers of energy for years to come, and we believe supply will be hard-pressed to meet the growing demand. This favorable structural backdrop should be positive for energy stock prices.

We generally maintained our exposures in other sectors. In industrials, we are underweight the index, driven primarily by fewer holdings in Japan, partly offset by an overweight stance in Europe. The underexposure to Japan again reflects what we view as high prices for companies with underwhelming growth prospects. The Portfolio remained underweight in the consumer discretionary sector, partly reflecting fewer opportunities found in Japan as well as our concerns about a slowdown for U.S. consumers. We are currently neutral to Europe and slightly overweight to Asia (ex-Japan). The Portfolio also has been consistently underweight in financials, mostly in the United States, where we are challenged to find reasonably priced stocks. We also are concerned that the potential fallout from the housing downturn will prove troublesome for banks, which had become less lenient in their lending standards and may feel some repercussions in the next six to 12 months. We remain overweight in the health care sector, where we have been able to find good companies at reasonable prices. Holdings include Cochlear Ltd., an Australian maker of implantable hearing devices; BioMarin Pharmaceuticals, Inc., a bio-technology company focused on niche applications; and Inverness Medical Innovations, Inc., a maker of diagnostic products.


How would you characterize the Portfolio's position at the close of the period?

Although we believe global growth has peaked, many of the world's economies are still expected to post gross domestic product growth in the area of 3% - 4% next year. We view this as very healthy growth, which should continue to be supportive of stock markets. Growth in the United States could be subpar for a couple of quarters, but we believe the slowdown ultimately will resolve itself. This, combined with low interest rates, the Fed on hold and tame inflation, should bode well for equity markets. We would also note that global equities currently offer earnings yields of some 7% - 8%, which compares favorably to yields of 3% - 4% in most fixed income markets.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Global small cap stocks, even after a very good performance run over the past seven years, continue to trade at a discount to large cap stocks on various valuation measures, including price-to-book value and price-to-sales. One could argue that, given their faster growth, small caps could demand higher multiples. Of course, if the economy were to decline more than anticipated, small caps may prove to be a riskier place to be. This is always a consideration in our market, but we believe our global footprint, in addition to our disciplined, relatively conservative approach, should continue to serve the Portfolio well.


Murali Balaraman, CFA
Vice President and Portfolio Manager


John Coyle, CFA
Vice President and Portfolio Manager


November 1, 2006


Mid Cap Value Opportunities Portfolio


How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended October 31, 2006, Mid Cap Value Opportunities Portfolio posted a total return of +0.98%. The Portfolio outpaced the -1.59% return of the benchmark Standard & Poor's (S&P) MidCap 400 Index but lagged the +2.66% average return of the Lipper Mid Cap Value Funds category for the same period. (Funds in this Lipper category invest primarily in stocks of mid-capitalization companies that are considered to be undervalued relative to a major unmanaged stock index.)

The six-month period was challenging for mid-capitalization stocks. While the S&P MidCap 400 Index ended in negative territory, large cap stocks, as measured by the S&P 500 Index, advanced 6.11%. Market gyrations that produced strong gains in the first quarter of 2006 took a negative spin in early May that culminated in a major correction spanning all capitalization ranges, investment styles and domestic as well as international markets. The correction can be attributed to several factors but, for the most part, investor concerns that the Federal Reserve Board (the Fed) may have tightened monetary policy too aggressively took a toll on stock prices. By period-end, the price of crude oil had dropped from an earlier high of $78 per barrel to the $59-per-barrel range. This, together with softness in the housing market, enabled the Fed to stop raising interest rates without fear of igniting inflation.

Given more pronounced sensitivity to changes in the economy, small- and mid-capitalization stocks were highly volatile during the period. High-beta stocks were the worst performers in the period, while more defensive sectors, such as consumer staples, posted modestly positive returns. The energy sector, a strong contributor to performance in prior periods, weakened dramatically in the six-month period ended October 31, 2006. The sharpest declines occurred over the summer months as natural gas prices fell from a high of $8.21 per British thermal unit on July 31 to a low of about $4.20 per British thermal unit by the end of September. An uneventful hurricane season, signs of a weakening U.S. economy, and the liquidation by hedge fund Amaranth Advisors LLC of large energy positions gone awry, all contributed to sharp declines in energy commodity prices.


What factors most influenced Portfolio performance?

The Portfolio was positioned more defensively than the S&P MidCap 400 Index, a factor that contributed to performance given the turbulent market backdrop. The key driver of the Portfolio's outperformance of the benchmark was stock selection, especially in the information technology (IT) and health care sectors. The Portfolio's investment in Serono AG, a maker of prescription drugs, made the most favorable contribution to performance in the period, as the stock rallied on news that the company would be acquired at a premium by Merck KGaA. In IT, our top performers during the period were Anixter International, Inc., an electronics equipment company, and Hyperion Solutions Corp., a provider of business analysis software. Other top stocks were media conglomerate Liberty Global, Inc. and retailer The Gap, Inc., both consumer discretionary names.

Detracting from the Portfolio's relative results were an underweight position in utilities and poor stock selection in financials. Our investment in insurance company Conseco, Inc. hindered performance in the financial services sector, as the likelihood of an A.M. Best ratings upgrade was delayed. The influence of energy stocks also is noteworthy. Although energy stocks were not a major source of underperformance, the sector has boosted Portfolio results over the past few years. We did not benefit from the energy tailwind during this six-month period. Within the energy sector, shares of Rowan Companies, Inc. declined sharply amid higher-than-expected drilling costs.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



A Discussion With Your Funds' Portfolio Managers (concluded)


What changes were made to the Portfolio during the period?

Given the Portfolio's slightly defensive posture, we used market weakness as an opportunity to become more aggressive in our positioning. Within the S&P MidCap 400 Index, the IT sector declined about 3% during the six-month period. We took advantage of lower share prices and increased the Portfolio's technology exposure, moving from a slightly underweight position to a market weighting. We purchased shares of Alliance Data Systems Corp., a provider of transaction credit services, and Tellabs, Inc., a manufacturer of telecommunication equipment.

In the industrials sector, we liquidated our position in Swift Transportation Co. Inc., based on our concern that freight volumes were starting to slow. The trucking industry is highly sensitive to changes in the overall economy, and we were seeing signs of a slowdown emerge. In the consumer discretionary sector, we exited positions in a number of off-price/discount retailers, including Dollar General Corp., Dollar Tree Stores, Inc. and TJX Cos., Inc. These sales were offset somewhat by the purchase of Internet and catalog retailer IAC/InterActiveCorp. Finally, we reduced exposure to financials as pricing pressures raised concerns about the long-term health of the industry. We sold TD Ameritrade, a provider of online brokerage services, and TD Banknorth, Inc., a Northeast-based commercial banking provider.

On balance, most portfolio changes during the period were stock-specific rather than driven by particular investment themes. Notable additions included OGE Energy Corp., a utility stock with a reasonable valuation and attractive dividend yield, and Biomet, Inc., a maker of medical appliances and equipment. We consider OGE Energy to be a company with solid management and a favorable rate base. We believe recent management changes at Biomet will lead to a reacceleration in top-line growth and an upward revaluation of the shares.


How would you characterize the Portfolio's position at the close of the period?

At October 31, 2006, the Portfolio was most overweight versus the S&P MidCap 400 Index in energy (12% versus 8%) and health care (13% versus 11%) and most underweight in utilities (3% versus 9%) and consumer discretionary (10% versus 15%). The Portfolio's largest absolute exposures were in financial services and IT, both in the area of 16% of net assets.

We remain optimistic about the prospects for mid cap stocks, but acknowledge that the market is approaching a delicate juncture. The Fed has hiked interest rates 17 times since June 2004, and the U.S. economy is showing early signs of slowing, with evidence most apparent in recent commentary out of the industrials and basic materials sectors. The critical question centers on how abruptly the economy will slow. The Fed interrupted its monetary tightening campaign at its August 8 meeting and remained at a pause following the September and October meetings, allowing time to see how the economy responds to its two-year tightening campaign. We believe the economy will experience a soft landing, and have positioned the Portfolio accordingly. Merger-and-acquisition activity is expected to continue at a robust pace, and mid cap stocks should continue to perform well in such an environment.


R. Elise Baum, CFA
Vice President and Portfolio Manager


November 8, 2006



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Performance Data


About Fund Performance


None of the past results shown should be considered a representation of future performance. Current performance data may be lower or higher than the performance data quoted. Call toll free, 1-800-441-7762, to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of beneficial interest. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Recent Performance Results
                                                        6-Month         12-Month     Since Inception      Standardized
As of October 31, 2006                                Total Return    Total Return     Total Return       30-Day Yield
U.S. Mortgage Portfolio*                                 +4.28%          + 5.66%          + 4.88%             5.41%
High Income Portfolio*                                   +3.96           +12.12           +10.21              8.26
Global SmallCap Portfolio**                              -1.61           +18.79           +16.65               --
Mid Cap Value Opportunities Portfolio**                  +0.98           +18.65           +17.10               --
Citigroup Mortgage Index++                               +4.42           + 5.71           + 5.38               --
Credit Suisse High Yield Index++++                       +4.66           +10.29           + 8.75               --
Merrill Lynch High Yield Master Index++++                +5.08           +10.25           + 8.81               --
Ten-Year U.S. Treasury Securities***                     +5.75           + 3.25           + 1.89               --
MSCI World Index+++                                      +4.57           +21.32           +21.04               --
MSCI Small Cap Index+++++                                -2.78           +20.64           +19.45               --
S&P Mid Cap 400 Index++++++++                            -1.59           +13.43           + 9.89               --

        * Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Commencement of operations for U.S. Mortgage Portfolio and High Income Portfolio is
          7/29/05.

       ** Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at nest asset value on the ex-dividend date. Commencement of operations for Global SmallCap Portfolio and Mid Cap Value
          Opportunities Portfolio is 8/02/05.

      *** Since inception total return is from 7/29/05.

       ++ This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities. Since inception total return is from 7/29/05.

     ++++ These unmanaged market-weighted Indexes mirror the high-yield debt market of securities rated
          BBB or below. Since inception total returns are from 7/31/05 for the Credit Suisse High Yield
          Index and from 7/29/05 for the Merrill Lynch High Yield Master Index.

      +++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.
          Since inception total return is from 8/02/05.

    +++++ This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets.
          Since inception total return is from 8/02/05.

 ++++++++ This unmanaged Index is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market. Since inception total return is from 8/02/05.


MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Performance Data (continued)                            U.S. Mortgage Portfolio


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in U.S. Mortgage Portfolio*++ compared to a similar investment in Citigroup Mortgage Index++++. Values illustrated are as follows:


U.S. Mortgage Portfolio*++

Date                                             Value

7/29/2005                                      $10,000.00
October 2005                                   $ 9,926.00
October 2006                                   $10,488.00


Citigroup Mortgage Index++++

Date                                             Value

7/29/2005                                      $10,000.00
October 2005                                   $ 9,969.00
October 2006                                   $10,538.00

    * Assuming transaction costs and other operating expenses, including administration fees.

   ** Commencement of operations.

   ++ U.S. Mortgage Portfolio invests primarily in mortgage-related securities.

 ++++ This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities.

      Past performance is not indicative of future results.



Average Annual Total Return


Period Covered                                           Return

One Year Ended 10/31/06                                  +5.66%
Inception (7/29/05) through 10/31/06                     +3.86



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Performance Data (continued)                              High Income Portfolio


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in High Income Portfolio*++ compared to a similar investment in Credit Suisse High Yield Index++++. Values illustrated are as follows:


High Income Portfolio*++

Date                                             Value

7/29/2005                                      $10,000.00
October 2005                                   $ 9,830.00
October 2006                                   $11,021.00


Credit Suisse High Yield Index++++

Date                                             Value

7/29/2005                                      $10,000.00
October 2005                                   $ 9,861.00
October 2006                                   $10,875.00

    * Assuming transaction costs and other operating expenses, including administration fees.

   ** Commencement of operations.

   ++ High Income Portfolio normally invests more than 90% of its assets in fixed income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations.

 ++++ This unmanaged market-weighted Index mirrors the high-yield debt market of securities rated BBB or below. The starting date for the Index in the graph is from 7/31/2005.

      Past performance is not indicative of future results.



Average Annual Total Return


Period Covered                                           Return

One Year Ended 10/31/06                                  +12.12%
Inception (7/29/05) through 10/31/06                     + 8.04



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Performance Data (continued)                          Global SmallCap Portfolio


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in Global SmallCap Portfolio*++ compared to a similar investment in MSCI World Index++++ and MSCI World Small Cap Index++++++. Values illustrated are as follows:


Global SmallCap Portfolio*++

Date                                             Value

8/02/2005                                      $10,000.00
October 2005                                   $ 9,820.00
October 2006                                   $11,665.00


MSCI World Index++++

Date                                             Value

8/02/2005                                      $10,000.00
October 2005                                   $ 9,977.00
October 2006                                   $12,104.00


MSCI World Small Cap Index++++++

Date                                             Value

8/02/2005                                      $10,000.00
October 2005                                   $ 9,901.00
October 2006                                   $11,945.00


      * Assuming transaction costs and other operating expenses, including administration fees.

     ** Commencement of operations.

     ++ Global SmallCap Portfolio invests primarily in a portfolio of equity securities of small cap issuers in various foreign countries and in the United States.

   ++++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.

 ++++++ This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets.

        Past performance is not indicative of future results.



Average Annual Total Return


Period Covered                                           Return

One Year Ended 10/31/06                                  +18.79%
Inception (8/02/05) through 10/31/06                     +13.15



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Performance Data (concluded)              Mid Cap Value Opportunities Portfolio


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in Mid Cap Value Opportunities Portfolio*++ compared to a similar investment in S&P MidCap 400 Index++++. Values illustrated are as follows:


Mid Cap Value Opportunities Portfolio*++

Date                                             Value

8/02/2005                                      $10,000.00
October 2005                                   $ 9,870.00
October 2006                                   $11,710.00


S&P MidCap 400 Index++++

Date                                             Value

8/02/2005                                      $10,000.00
October 2005                                   $ 9,688.00
October 2006                                   $10,989.00


    * Assuming transaction costs and other operating expenses, including administration fees.

   ** Commencement of operations.

   ++ Mid Cap Value Opportunities Portfolio invests primarily in equity securities that Portfolio management believes are undervalued and therefore represent an investment value.

 ++++ This unmanaged Index is a market value-weighted index that consists of
      400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market.

      Past performance is not indicative of future results.



Average Annual Total Return


Period Covered                                           Return

One Year Ended 10/31/06                                  +18.65%
Inception (8/02/05) through 10/31/06                     +13.50



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Disclosure of Expenses


Shareholders of each Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Portfolio expenses. However, for each Portfolio of the Fund, the Investment Adviser has contractually agreed to waive and reimburse all fees and expenses. The following example (which is based on a hypothetical investment of $1,000 invested on May 1, 2006 and held through October 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in each Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                        Expenses Paid
                                                       Beginning         Ending       During the Period*
                                                     Account Value   Account Value       May 1, 2006         Annualized
                                                         May 1,       October 31,       to October 31,        Expense
                                                          2006            2006               2006              Ratio
Actual

U.S. Mortgage Portfolio                                  $1,000        $1,042.80            $0.00                0%
High Income Portfolio                                    $1,000        $1,039.60            $0.00                0%
Global SmallCap Portfolio                                $1,000        $  983.90            $0.00                0%
Mid Cap Value Opportunities Portfolio                    $1,000        $1,009.80            $0.00                0%

Hypothetical (5% annual return before expenses)**

U.S. Mortgage Portfolio                                  $1,000        $1,025.20            $0.00                0%
High Income Portfolio                                    $1,000        $1,025.20            $0.00                0%
Global SmallCap Portfolio                                $1,000        $1,025.20            $0.00                0%
Mid Cap Value Opportunities Portfolio                    $1,000        $1,025.20            $0.00                0%

 * Expenses for each Portfolio are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown) for U.S. Mortgage
   Portfolio and High Income Portfolio and 186/365 (to reflect the one-half year period shown) for Global SmallCap
   Portfolio and Mid Cap Value Opportunities Portfolio.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Portfolio Information as of October 31, 2006


U.S. Mortgage Portfolio


                                                       Percent of
                                                         Total
Asset Mix                                             Investments

U.S. Government Agency Mortgage-Backed
  Securities                                              76.3%
Asset-Backed Securities                                    6.5
Non-Government Agency Mortgage-Backed
  Securities                                               5.9
U.S. Government Agency Obligations                         5.3
Other*                                                     6.0

 * Includes portfolio holdings in short-term investments.



High Income Portfolio


Ten Largest Corporate                                  Percent of
Bond Holdings                                          Net Assets

Wynn Las Vegas LLC, 6.625% due 12/01/2014                  1.2%
Salem Communications Corp., 7.75%
  due 12/15/2010                                           1.1
Compton Petroleum Finance Corp., 7.625%
  due 12/01/2013                                           1.1
Nielsen Finance LLC, 10% due 8/01/2014                     1.1
Quebecor World Capital Corp., 8.75%
  due 3/15/2016                                            1.1
Domtar, Inc., 7.125% due 8/15/2015                         1.1
American Tire Distributors, Inc., 11.622%
  due 4/01/2012                                            1.0
NRG Energy, Inc., 7.375% due 2/01/2016                     1.0
Host Marriott LP, 6.75% due 6/01/2016                      1.0
Graphic Packaging International Corp., 9.50%
  due 8/15/2013                                            1.0



                                                       Percent of
Five Largest Industries                                Net Assets

Chemicals                                                  6.3%
Utility                                                    6.0
Gaming                                                     5.8
Paper                                                      5.8
Diversified Media                                          5.3

   For Portfolio compliance purposes, the Portfolio's industry classifi-cations refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



                                                       Percent of
Quality Ratings by                                       Total
S&P/Moody's                                           Investments

BBB/Baa                                                    1.1%
BB/Ba                                                     20.1
B/B                                                       55.9
CCC/Caa                                                    6.5
NR (Not Rated)                                             1.6
Other*                                                    14.8

 * Includes portfolio holdings in short-term investments.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Portfolio Information as of October 31, 2006 (continued)


Global SmallCap Portfolio



Ten Largest                                            Percent of
Equity Holdings                Country of Origin       Net Assets



Amlin Plc                      United Kingdom              1.2%
BioMarin
  Pharmaceuticals, Inc.        United States               1.1
Ryanair Holdings Plc           Ireland                     1.1
UAP Holding Corp.              United States               1.1
Inverness Medical
  Innovations, Inc.            United States               1.0
Cognos, Inc.                   Canada                      1.0
Interline Brands, Inc.         United States               1.0
Aioi Insurance Co., Ltd.       Japan                       1.0
Swiss Life Holding             Switzerland                 1.0
AirAsia BHD                    Malaysia                    1.0



                                                       Percent of
Five Largest Industries                                Net Assets

Software                                                   5.3%
Biotechnology                                              5.2
Insurance                                                  5.2
Specialty Retail                                           4.7
Construction & Engineering                                 3.6

   For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.


                                                       Percent of
                                                         Total
Geographic Allocation                                 Investments

United States                                            38.3%
Japan                                                     8.5
United Kingdom                                            7.0
Canada                                                    4.3
Hong Kong                                                 3.2
Australia                                                 2.7
Switzerland                                               2.7
Netherlands                                               2.6
Italy                                                     2.5
Finland                                                   2.1
France                                                    2.0
Sweden                                                    1.8
Brazil                                                    1.7
Ireland                                                   1.6
Norway                                                    1.6
Israel                                                    1.5
Denmark                                                   1.4
Mexico                                                    1.4
Germany                                                   1.3
India                                                     1.2
South Korea                                               1.0
Malaysia                                                  1.0
Philippines                                               0.9
China                                                     0.9
Turkey                                                    0.8
Belgium                                                   0.8
Bermuda                                                   0.6
Spain                                                     0.6
South Africa                                              0.5
Indonesia                                                 0.2
Singapore                                                 --++
Other*                                                    3.3

 * Includes portfolio holdings in short-term investments.

++ Amount is less than .01%.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Portfolio Information as of October 31, 2006 (concluded)


Mid Cap Value Opportunities Portfolio



                                                       Percent of
Ten Largest Equity Holdings                            Net Assets

Tellabs, Inc.                                              2.7%
Allied Waste Industries, Inc.                              2.5
The Gap, Inc.                                              2.5
Foot Locker, Inc.                                          2.5
Timken Co.                                                 2.5
Medicis Pharmaceutical Corp. Class A                       2.3
Conseco, Inc.                                              2.2
Crescent Real Estate EQT Co.                               2.2
Goodrich Corp.                                             2.1
Newfield Exploration Co.                                   2.1



                                                       Percent of
                                                         Total
Sector Representation                                 Investments

Financials                                                17.5%
Information Technology                                    16.2
Industrials                                               13.7
Health Care                                               12.7
Energy                                                    12.0
Consumer Discretionary                                    10.4
Utilities                                                  4.6
Materials                                                  4.5
Telecommunications Services                                1.7
Consumer Staples                                           1.5
Other*                                                     5.2

 * Includes portfolio holdings in short-term investments and certain exchange-traded funds.



                                                       Percent of
Five Largest Industries                                Net Assets

Real Estate Investment Trusts (REITs)                      6.6%
Oil, Gas & Consumable Fuels                                6.6
Specialty Retail                                           6.2
Energy Equipment & Services                                5.3
Biotechnology                                              4.7

   For Portfolio compliance purposes, the Portfolio's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006


Schedule of Investments                                                                                   U.S. Mortgage Portfolio

                                                             Face      Interest              Maturity
Issue                                                       Amount       Rate                Date(s)                     Value
U.S. Government Agency Mortgage-Backed Securities**--95.6%

Fannie Mae Guaranteed Pass-Through Certificates         $   8,779,853     4.50 %     7/01/2020 - 11/15/2021 (a)    $    8,494,003
                                                            3,634,826     4.50               10/01/2035                 3,411,264
                                                               13,701     5.00       3/15/2018 - 12/01/2020 (a)            33,032
                                                           12,505,733     5.00        12/01/2035 - 11/15/2036          12,074,419
                                                            4,709,030     5.50      11/01/2019 - 11/15/2021 (a)         4,714,650
                                                           27,880,658     5.50       8/01/2034 - 11/15/2036 (a)        27,580,216
                                                              687,735     6.00               1/01/2016                    698,984
                                                            9,044,931     6.00       8/01/2034 - 11/15/2036 (a)         9,103,488
                                                            1,850,000     6.131            10/01/2036 (b)               1,879,099

Freddie Mac Mortgage Participation Certificates             3,150,569     5.00               4/01/2036                  3,044,053
                                                            1,496,918     5.50               1/01/2036                  1,481,353
                                                            9,700,000     6.00             11/15/2021 (a)               9,836,401
                                                            3,800,000     6.00             11/15/2036 (a)               3,824,935
                                                            2,472,700     6.50               8/01/2036                  2,521,236

Freddie Mac Multiclass Certificates Series 2411 Class FJ       51,558     5.67               12/15/2029                    51,699

Ginnie Mae MBS Certificates                                 2,798,575     5.00         10/15/2035 - 2/15/2036           2,729,748
                                                            2,262,655     6.00               11/15/2034                 2,295,711
                                                            1,889,206     6.50         1/15/2032 - 6/15/2035            1,943,623

Total U.S. Government Agency Mortgage-Backed Securities (Cost--$95,315,955)--95.6%                                     95,717,914


U.S. Government Obligations--6.6%

U.S. Treasury Notes                                         4,050,000     4.50               9/30/2011                  4,035,918
                                                            2,500,000     4.875              8/15/2016                  2,551,953

Total U.S. Government Obligations (Cost--$6,520,117)--6.6%                                                              6,587,871


                                   Face
                                  Amount     Issue
Asset-Backed Securities**--8.2%

                             $    355,000    American Express Credit Account Master Trust Series 2002-3 Class A,
                                             5.43% due 12/15/2009 (b)(f)                                                  355,246
                                  293,273    Capital Auto Receivables Asset Trust Series 2005-1 Class A3, 5.38%
                                             due 4/15/2008 (b)                                                            293,304
                                  390,000    Capital One Master Trust Series 2001-1 Class A, 5.52% due
                                             12/15/2010 (b)                                                               391,280
                                  358,310    Centex Home Equity Series 2004-D Class AV2, 5.67% due 9/25/2034 (b)          358,644
                                   75,000    Citibank Credit Card Master Trust I Series 1997-4 Class B, 5.68% due
                                             3/10/2011 (b)                                                                 75,368
                                  548,299    Citigroup Mortgage Loan Trust, Inc. Series 2005-Opt1 Class A1B, 5.54%
                                             due 2/25/2035 (b)                                                            548,697
                                  304,156    Collegiate Funding Services Education Loan Trust I Series 2005-A
                                             Class A1, 5.384% due 9/29/2014 (b)                                           303,986
                                  291,992    Countrywide Asset Backed Certificates Series 2004-6 Class 2A4, 5.78%
                                             due 11/25/2034 (b)                                                           292,869
                                             Discover Card Master Trust I (b):
                                  325,000       Series 2003-4 Class A1, 5.43% due 5/15/2011                               325,699
                                  350,000       Series 2004-1 Class A, 5.35% due 4/16/2010                                350,144
                                   37,936    Encore Credit Receivables Trust Series 2005-3 Class 2A1, 5.45%
                                             due 10/25/2035 (b)                                                            37,937
                                    2,839    First NLC Trust Series 2005-2 Class AV1, 5.44% due 9/25/2035 (b)               2,839
                                  750,000    Ford Credit Floorplan Master Owner Trust Series 2004-1 Class A,
                                             5.36% due 7/15/2009 (b)                                                      749,682
                                  301,933    GE Commercial Equipment Financing LLC Series 2004-1 Class  A3, 5.34%
                                             due 10/20/2008 (b)                                                           301,958
                                  500,000    GE Dealer Floorplan Master Note Trust Series 2005-1 Class A, 5.36%
                                             due 4/20/2010 (b)                                                            500,141
                                  500,000    Gracechurch Card Funding Plc Series 6 Class A, 5.35% due 2/17/2009 (b)       500,172
                                  291,771    Irwin Home Equity Series 2005-C Class 1A1, 5.58% due 4/25/2030 (b)           291,871
                                  105,777    Long Beach Mortgage Loan Trust Series 2005-WL2 Class 3A2, 5.44% due
                                             8/25/2035 (b)                                                                105,786
                                  600,000    Metris Master Trust Series 2004-1 Class A, 5.60% due 4/20/2011 (b)           600,756
                                  374,358    Morgan Stanley ABS Capital I, Inc. Series 2005-NC1 Class A2B, 5.54%
                                             due 1/25/2035 (b)                                                            374,507
                                   70,989    New Century Home Equity Loan Trust Series 2005-4 Class A2A, 5.44% due
                                             9/25/2035 (b)                                                                 70,994
                                             Residential Asset Securities Corp. (b):
                                   98,241       Series 2004-KS7 Class A2B2, 5.60% due 5/25/2033                            98,376
                                  634,789       Series 2004-KS12 Class AI2, 5.56% due 1/25/2035                           635,666
                                  455,808    Structured Asset Investment Loan Trust Series 2005-10 Class A3, 5.42%
                                             due 12/25/2035 (b)                                                           455,886
                                  186,212    Wells Fargo Home Equity Trust Series 2004-2 Class A32, 5.66% due
                                             2/25/2032 (b)                                                                186,409

Total Asset-Backed Securities (Cost--$8,202,699)--8.2%                                                                  8,208,217


MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006


Schedule of Investments (concluded)                                                                       U.S. Mortgage Portfolio

                                   Face
                                  Amount     Issue                                                                       Value
Non-Government Agency Mortgage-Backed Securities**--7.4%

Collateralized Mortgage                      Banc of America Mortgage Securities (b):
Obligation--4.5%              $   294,087       Series 2003-3 Class 2A1, 5.88% due 5/25/2018                       $      295,581
                                  460,634       Series 2003-10 Class 1A6, 5.78% due 1/25/2034                             462,709
                                  338,552    Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-J2
                                             Class A2, 5.82% due 3/25/2034 (b)                                            339,852
                                  336,104    First Horizon Mortgage Pass-Through Trust Series 2003-4 Class 2A2,
                                             5.77% due 6/25/2018 (b)                                                      337,860
                                1,894,271    JPMorgan Mortgage Trust Series 2005-A2 Class 4A1, 5.209% due
                                             4/25/2035 (b)                                                              1,856,433
                                  487,669    Opteum Mortgage Acceptance Corp. Series 2005-4 Class 1A1A, 5.50%
                                             due 11/25/2035 (b)                                                           487,799
                                  766,982    Residential Accredit Loans, Inc. Series 2005-QS12 Class A8, 5.672%
                                             due 8/25/2035 (b)                                                            767,366
                                                                                                                   --------------
                                                                                                                        4,547,600

Commercial Mortgage-Backed      1,855,637    Greenwich Capital Commercial Funding Corp. Series 2005-FL3A
Securities--2.9%                             Class A2, 5.52% due 10/05/2020 (b)(d)                                      1,855,637
                                  692,481    Lehman Brothers Floating Rate Commercial Mortgage Trust Series
                                             2006-CCL Class A1, 5.49% due 1/15/2021 (b)                                   692,601
                                  331,239    Morgan Stanley Capital I Series 2005-XLF Class A1, 5.43% due
                                             8/15/2019 (b)(d)                                                             331,278
                                                                                                                   --------------
                                                                                                                        2,879,516

Total Non-Government Agency Mortgage-Backed Securities  (Cost--$7,428,503)--7.4%                                        7,427,116


Short-Term Securities--7.6%

                               Beneficial
                                 Interest
                             $  7,570,301    BlackRock Liquidity Series, LLC Cash Sweep Series I, 5.22% (c)(e)          7,570,301

Total Short-Term Securities (Cost--$7,570,301)--7.6%                                                                    7,570,301

Total Investments (Cost--$125,037,575*)--125.4%                                                                       125,511,419
Liabilities in Excess of Other Assets--(25.4%)                                                                       (25,413,894)
                                                                                                                   --------------
Net Assets--100.0%                                                                                                 $  100,097,525
                                                                                                                   ==============

  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $   125,037,575
                                                    ===============
    Gross unrealized appreciation                   $       680,029
    Gross unrealized depreciation                         (206,185)
                                                    ---------------
    Net unrealized appreciation                     $       473,844
                                                    ===============


 ** Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancing of the underlying mortgage instruments, the average life may be substantially less than the original maturity.

(a) Represents or includes a "to-be-announced" transaction. The Portfolio has committed to purchasing and/or selling securities for which all specific information is not available at this time.

(b) Floating rate security.

(c) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:



                                                  Net          Interest
    Affiliate                                   Activity        Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series I                     $7,331,288      $67,164


(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(e) Represents the current yield as of October 31, 2006.

(f) All or a portion of security held as collateral in connection with open financial futures contracts.

o Financial futures contracts purchased as of October 31, 2006 were as follows:

    Number of                     Expiration         Face       Unrealized
    Contracts      Issue             Date           Value      Appreciation

       4        10-Year U.S.
               Treasury Bond    December 2006     $  427,575     $  5,300


o Financial futures contracts sold as of October 31, 2006 were as follows:

    Number of                     Expiration         Face       Unrealized
    Contracts      Issue             Date           Value      Depreciation

      328        5-Year U.S.
               Treasury Bond    December 2006    $ 34,418,123  $ (206,377)


o   Swaps outstanding as of October 31, 2006 were as follows:


                                                  Notional        Unrealized
                                                   Amount        Appreciation

    Receive a fixed rate of 5.234% and pay
    a floating rate based on 3-month LIBOR

    Broker, Citibank N.A
    Expires October 2011                         $9,500,000       $  106,322


    See Notes to Financial Statements.


MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Schedule of Investments                High Income Portfolio  (in U.S. dollars)


         Face
       Amount   Corporate Bonds                                        Value

Aerospace & Defense--0.9%

USD   375,000   Alliant Techsystems, Inc., 6.75% due 4/01/2016     $    372,187
       55,000   Argo-Tech Corp., 9.25% due 6/01/2011                     57,062
      250,000   DRS Technologies, Inc., 6.625% due 2/01/2016            247,500
                                                                   ------------
                                                                        676,749

Automotive--3.7%

      875,000   American Tire Distributors, Inc., 11.622%
                   due 4/01/2012 (a)                                    796,250
      200,000   Asbury Automotive Group, Inc., 8%
                   due 3/15/2014                                        202,000
      375,000   AutoNation, Inc., 7.374% due 4/15/2013 (a)              377,812
       65,000   Cooper-Standard Automotive, Inc., 7%
                   due 12/15/2012                                        57,200
      390,000   General Motors Corp., 8.375% due 7/15/2033              347,100
      240,000   Lear Corporation, 8.11% due 5/15/2009                   243,300
       40,000   Metaldyne Corp., 10% due 11/01/2013                      41,000
      750,000   Tenneco Automotive, Inc., 8.625%
                   due 11/15/2014                                       755,625
                                                                   ------------
                                                                      2,820,287

Broadcasting--3.6%

      650,000   Barrington Broadcasting Group LLC, 10.50%
                   due 8/15/2014 (e)                                    641,875
      375,000   LIN Television Corp. Series B, 6.50%
                   due 5/15/2013                                        355,781
      725,000   Paxson Communications Corp., 8.624%
                   due 1/15/2012 (a)(e)                                 733,156
      850,000   Salem Communications Corp., 7.75%
                   due 12/15/2010                                       858,500
      200,000   Young Broadcasting, Inc., 10% due 3/01/2011             189,000
                                                                   ------------
                                                                      2,778,312

Cable--International--0.9%

      625,000   NTL Cable Plc, 9.125% due 8/15/2016                     657,031

Cable--U.S.--3.9%

      475,000   CCH I LLC, 11% due 10/01/2015                           457,781
      125,000   Cablevision Systems Corp. Series B, 8%
                   due 4/15/2012                                        121,406
      345,000   Charter Communications Holdings II LLC, 10.25%
                   due 9/15/2010                                        355,350
      450,000   Echostar DBS Corp., 7.125% due 2/01/2016 (e)            439,875
      625,000   Intelsat Subsidiary Holding Co. Ltd., 8.625%
                   due 1/15/2015                                        648,437
      300,000   PanAmSat Corp., 9% due 8/15/2014                        313,500
      375,000   Quebecor Media, Inc., 7.75% due 3/15/2016               378,750
      225,000   Rainbow National Services LLC, 10.375%
                   due 9/01/2014 (e)                                    250,313
                                                                   ------------
                                                                      2,965,412

Chemicals--6.3%

      175,000   BCP Crystal Holdings Corp., 9.625%
                   due 6/15/2014                                        192,062
      250,000   Equistar Chemicals LP, 10.625% due 5/01/2011            267,500
      188,000   Huntsman International, LLC, 9.875%
                   due 3/01/2009                                        194,815
      550,000   Ineos Group Holdings Plc, 8.50%
                   due 2/15/2016 (e)                                    529,375
      160,000   Innophos, Inc., 8.875% due 8/15/2014                    159,600
      225,000   Lyondell Chemical Co., 8.25% due 9/15/2016              231,750
      425,000   MacDermid, Inc., 9.125% due 7/15/2011                   444,125
                Nova Chemicals Corp.:
      600,000         6.50% due 1/15/2012                               564,000
      475,000         8.502% due 11/15/2013 (a)                         483,313



         Face
       Amount   Corporate Bonds                                        Value

Chemicals (concluded)

USD   625,000   Omnova Solutions, Inc., 11.25% due 6/01/2010       $    671,094
      445,000   Reichhold Industries, Inc., 9% due 8/15/2014 (e)        442,775
EUR   375,000   Rockwood Specialties Group, Inc., 7.625%
                   due 11/15/2014                                       504,939
USD   115,000   Tronox Worldwide LLC, 9.50%
                   due 12/01/2012                                       118,738
                                                                   ------------
                                                                      4,804,086

Consumer--Non-Durables--1.7%

      625,000   American Greetings Corp., 7.375%
                   due 6/01/2016                                        635,937
      625,000   Levi Strauss & Co., 8.875% due 4/01/2016                642,187
                                                                   ------------
                                                                      1,278,124

Diversified Media--5.3%

       60,000   Affinion Group, Inc., 10.125% due 10/15/2013             63,600
       95,000   CBD Media Holdings LLC, 9.25% due 7/15/2012              94,644
      175,000   Dex Media, Inc., 8% due 11/15/2013                      176,969
      175,000   Dex Media West LLC, 9.875% due 8/15/2013                190,094
      575,000   Liberty Media Corp., 0.75% due 3/30/2023 (b)            679,938
      100,000   Network Communications, Inc., 10.75%
                   due 12/01/2013                                       100,625
      800,000   Nielsen Finance LLC, 10% due 8/01/2014 (e)              834,000
       60,000   Nielsen Finance LLC, 11.463%
                   due 8/01/2016 (c)(e)                                  36,900
      290,000   Primedia, Inc., 8% due 5/15/2013                        270,425
      850,000   Quebecor World Capital Corp., 8.75%
                   due 3/15/2016 (e)                                    813,875
                RH Donnelley Corp.:
      250,000         6.875% due 1/15/2013                              235,313
      500,000         Series A-2, 6.875% due 1/15/2013                  470,625
      125,000   Universal City Florida Holding Co. I, 10.121%
                   due 5/01/2010 (a)                                    128,594
                                                                   ------------
                                                                      4,095,602

Energy--Exploration & Production--2.5%

      175,000   Berry Petroleum Co., 8.25% due 11/01/2016               175,437
      375,000   Chaparral Energy, Inc., 8.50% due 12/01/2015            374,062
      900,000   Compton Petroleum Finance Corp., 7.625%
                   due 12/01/2013                                       852,750
      240,000   Pogo Producing Co., 7.875% due 5/01/2013 (e)            244,200
      290,000   Stone Energy Corp., 8.124%
                   due 7/15/2010 (a)(e)                                 288,188
                                                                   ------------
                                                                      1,934,637

Energy--Other--3.0%

      425,000   Copano Energy LLC, 8.125% due 3/01/2016                 432,437
      410,000   Ferrellgas Partners LP, 8.75% due 6/15/2012             423,325
      150,000   MarkWest Energy Partners LP, 8.50%
                   due 7/15/2016 (e)                                    151,125
      696,167   Petroleum Export Ltd. II, 6.34%
                   due 6/20/2011 (e)                                    677,893
      605,000   SemGroup LP, 8.75% due 11/15/2015 (e)                   609,537
                                                                   ------------
                                                                      2,294,317

Financial--1.8%

      475,000   Fairfax Financial Holdings Ltd., 7.75%
                   due 4/26/2012                                        450,062
      250,000   Saxon Capital, Inc., 12% due 5/01/2014 (e)              346,691
      600,000   Triad Acquisition Corp. Series B, 11.125%
                   due 5/01/2013                                        558,000
                                                                   ------------
                                                                      1,354,753



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Schedule of Investments (continued)    High Income Portfolio  (in U.S. dollars)


         Face
       Amount   Corporate Bonds                                        Value

Food & Tobacco--0.7%

USD   125,000   AmeriQual Group LLC, 9.50% due 4/01/2012 (e)       $    130,000
      250,000   Del Monte Corp., 8.625% due 12/15/2012                  262,813
      115,000   Swift & Co., 12.50% due 1/01/2010                       117,300
                                                                   ------------
                                                                        510,113

Gaming--5.8%

      700,000   Boyd Gaming Corp., 7.125% due 2/01/2016                 683,375
                Galaxy Entertainment Finance Co. Ltd. (e):
      375,000         10.42% due 12/15/2010 (a)                         395,156
      250,000         9.875% due 12/15/2012                             264,375
       75,000   Greektown Holdings, 10.75% due 12/01/2013 (e)            79,313
      390,000   Little Traverse Bay Bands of Odawa Indians, 10.25%
                   due 2/15/2014 (e)                                    390,000
                MGM Mirage:
      180,000         6% due 10/01/2009                                 177,750
      625,000         6.75% due 4/01/2013                               606,250
       20,000   Park Place Entertainment Corporation, 8.125%
                   due 5/15/2011                                         20,425
                Station Casinos, Inc.:
      250,000         7.75% due 8/15/2016                               256,875
      475,000         6.625% due 3/15/2018                              421,563
      250,000   Turning Stone Resort Casino Enterprise, 9.125%
                   due 9/15/2014 (e)                                    254,375
      900,000   Wynn Las Vegas LLC, 6.625% due 12/01/2014               882,000
                                                                   ------------
                                                                      4,431,457

Health Care--2.2%

      375,000   Angiotech Pharmaceuticals, Inc., 7.75%
                   due 4/01/2014 (e)                                    356,250
      400,000   HealthSouth Corp., 10.75% due 6/15/2016 (e)             410,000
      100,000   Omnicare, Inc. Series OCR, 3.25%
                   due 12/15/2035 (b)                                    84,313
      350,000   Select Medical Corp., 7.625% due 2/01/2015              293,125
      300,000   US Oncology, Inc., 10.75% due 8/15/2014                 330,000
      150,000   Ventas Realty, LP, 9% due 5/01/2012                     166,875
                                                                   ------------
                                                                      1,640,563

Housing--4.1%

      545,000   Ashton Woods USA LLC, 9.50% due 10/01/2015              467,337
      650,000   Building Materials Corp. of America, 7.75%
                   due 8/01/2014                                        591,500
      250,000   Goodman Global Holding Co., Inc., 7.875%
                   due 12/15/2012                                       240,000
       70,000   Nortek, Inc., 8.50% due 9/01/2014                        66,850
      875,000   Ply Gem Industries, Inc., 9% due 2/15/2012              730,625
      700,000   Stanley-Martin Communities LLC, 9.75%
                   due 8/15/2015                                        554,750
      475,000   Technical Olympic USA, Inc., 8.25%
                      due 4/01/2011 (e)                                 448,875
                                                                   ------------
                                                                      3,099,937

Information Technology--3.2%

      180,000   Compagnie Generale de Geophysique SA, 7.50%
                   due 5/15/2015                                        177,750
      203,000   Cypress Semiconductor Corp., 1.25%
                   due 6/15/2008 (b)                                    251,213
                Nortel Networks Ltd. (e):
      270,000         9.624% due 7/15/2011 (a)                          278,775
      525,000         10.125% due 7/15/2013                             556,500



         Face
       Amount   Corporate Bonds                                        Value

Information Technology (concluded)

                SunGard Data Systems, Inc.:
USD   425,000         9.125% due 8/15/2013                         $    440,938
      200,000         9.973% due 8/15/2013 (a)                          208,000
       60,000         10.25% due 8/15/2015 (e)                           62,850
      625,000   Telcordia Technologies, Inc., 10%
                   due 3/15/2013 (e)                                    471,875
                                                                   ------------
                                                                      2,447,901

Leisure--2.4%

      800,000   Host Marriott LP, 6.75% due 6/01/2016                   779,000
                Michaels Stores, Inc. (e):
      300,000         10% due 11/01/2014                                300,375
      480,000         11.375% due 11/01/2016                            480,600
      110,000   Seneca Gaming Corp., 7.25% due 5/01/2012                110,688
                Travelport, Inc. (e):
       80,000         9.875% due 9/01/2014                               78,900
       60,000         10.023% due 9/01/2014 (a)                          58,725
       50,000         11.875% due 9/01/2016                              49,250
                                                                   ------------
                                                                      1,857,538

Manufacturing--3.3%

      325,000   Case New Holland, Inc., 6% due 6/01/2009                322,562
      375,000   Caue Finance Ltd., 8.875% due 8/01/2015 (e)             409,687
      380,000   Chart Industries, Inc., 9.125%
                   due 10/15/2015 (e)                                   397,100
      325,000   Invensys Plc, 9.875% due 3/15/2011 (e)                  354,250
      179,000   Mueller Group, Inc., 10% due 5/01/2012                  195,110
      320,000   NXP B.V., 9.50% due 10/15/2015 (e)                      322,800
      525,000   Superior Essex Communications LLC, 9%
                   due 4/15/2012                                        536,813
                                                                   ------------
                                                                      2,538,322

Metal--Other--2.3%

      425,000   Indalex Holding Corp., 11.50%
                   due 2/01/2014 (e)                                    446,250
      275,000   Novelis, Inc., 8.25% due 2/15/2015 (e)                  262,625
      275,000   RathGibson, Inc., 11.25% due 2/15/2014 (e)              286,000
      740,000   Southern Copper Corp., 6.375% due 7/27/2015             752,632
                                                                   ------------
                                                                      1,747,507

Packaging--1.1%

                Berry Plastics Holding Corp. (e):
      330,000         8.875% due 9/15/2014                              333,300
      300,000         9.265% due 9/15/2014 (a)                          303,375
      200,000   Packaging Dynamics Finance Corp., 10%
                   due 5/01/2016 (e)                                    202,000
                                                                   ------------
                                                                        838,675

Paper--5.8%

                Abitibi-Consolidated, Inc.:
      115,000         8.55% due 8/01/2010                               110,544
      165,000         6% due 6/20/2013                                  131,175
      800,000   Ainsworth Lumber Co. Ltd., 7.25% due 10/01/2012         594,000
      150,000   Boise Cascade LLC, 7.125% due 10/15/2014                141,375
       55,000   Bowater Canada Finance, 7.95% due 11/15/2011             52,525
      850,000   Domtar, Inc., 7.125% due 8/15/2015                      811,750
      755,000   Graphic Packaging International Corp., 9.50%
                   due 8/15/2013                                        775,762
                NewPage Corp.:
      225,000         11.621% due 5/01/2012 (a)                         243,000
      500,000         12% due 5/01/2013                                 522,500



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Schedule of Investments (continued)    High Income Portfolio  (in U.S. dollars)


         Face
       Amount   Corporate Bonds                                        Value

Paper (concluded)

USD   500,000   Smurfit Kappa Funding Plc, 9.625%
                   due 10/01/2012                                  $    529,375
      180,000   Smurfit-Stone Container Enterprises, Inc., 9.75%
                   due 2/01/2011                                        185,625
      300,000   Quebecor World USA, Inc., 6%
                   due 10/01/2007 (b)                                   294,375
                                                                   ------------
                                                                      4,392,006

Retail--2.3%

      165,000   Buffets, Inc., 12.50% due 11/01/2014 (e)                165,825
      500,000   General Nutrition Centers, Inc., 8.625%
                   due 1/15/2011                                        516,250
                Neiman Marcus Group, Inc.:
      200,000         9% due 10/15/2015                                 214,500
      200,000         10.375% due 10/15/2015                            218,750
      575,000   Southern States Cooperative, Inc., 10.50%
                   due 11/01/2010 (e)                                   605,187
                                                                   ------------
                                                                      1,720,512

Service--4.7%

      625,000   Ahern Rentals, Inc., 9.25% due 8/15/2013                642,187
      200,000   Allied Waste North America, Inc., 6.375%
                   due 4/15/2011                                        196,500
      350,000   Ashtead Capital, Inc., 9% due 8/15/2016 (e)             368,375
      150,000   Ashtead Holdings Plc, 8.625% due 8/01/2015 (e)          153,750
                Avis Budget Car Rental LLC (e):
      250,000         7.625% due 5/15/2014                              244,375
      225,000         7.874% due 5/15/2014 (a)                          219,937
      275,000   Buhrmann US, Inc., 8.25% due 7/01/2014                  269,500
      625,000   Corrections Corp. of America, 6.75% due 1/31/2014       623,437
      375,000   Dycom Industries, Inc., 8.125% due 10/15/2015           388,125
      150,000   Knowledge Learning Corp., Inc., 7.75%
                   due 2/01/2015 (e)                                    142,125
      350,000   Mac-Gray Corp., 7.625% due 8/15/2015                    354,375
                                                                   ------------
                                                                      3,602,686

Telecommunications--3.1%

                ADC Telecommunications, Inc. (b):
      153,000         1% due 6/15/2008                                  143,629
      225,000         5.795% due 6/15/2013 (a)                          215,156
      555,000   Citizens Communications Co., 6.25%
                   due 1/15/2013                                        541,125
       60,000   Intelsat Intermediate Holding Co. Ltd., 9.226%
                   due 2/01/2015 (c)                                     45,450
      625,000   Qwest Corp., 7.50% due 10/01/2014 (e)                   654,687
      200,000   Time Warner Telecom Holdings, Inc., 9.25%
                   due 2/15/2014                                        211,000
      500,000   Windstream Corp., 8.125% due 8/01/2013 (e)              533,750
                                                                   ------------
                                                                      2,344,797

Utility--6.0%

      250,000   The AES Corp., 7.75% due 3/01/2014                      261,875
      625,000   Aes Dominicana Energia Finance SA, 11%
                   due 12/13/2015 (e)                                   645,313
       40,000   Centerpoint Energy, Inc. Series B, 3.75%
                   due 5/15/2023 (b)                                     54,700



         Face
       Amount   Corporate Bonds                                        Value

Utility (concluded)

USD   440,000   Dynegy Holdings, Inc., 8.375% due 5/01/2016        $    452,100
      325,000   Edison Mission Energy, 7.75%
                   due 6/15/2016 (e)                                    335,563
      575,000   Mirant North America LLC, 7.375%
                   due 12/31/2013                                       581,469
                NRG Energy, Inc.:
      300,000         7.25% due 2/01/2014                               303,375
      775,000         7.375% due 2/01/2016                              783,719
      575,000   Reliant Energy, Inc., 9.50% due 7/15/2013               602,313
      225,000   Sierra Pacific Resources, 8.625%
                   due 3/15/2014                                        243,826
      145,380   Tenaska Alabama Partners LP, 7%
                   due 6/30/2021 (e)                                    143,902
      155,000   Transcontinental Gas Pipe Line Corp.
                   Series B, 8.875% due 7/15/2012                       173,988
                                                                   ------------
                                                                      4,582,143

Wireless Communications--1.6%

      110,000   Centennial Communications Corp., 8.125%
                   due 2/01/2014                                        110,137
      260,000   Cricket Communications, Inc., 9.375%
                   due 11/01/2014 (e)                                   265,200
      160,000   FiberTower Corp., 9% due 11/15/2012 (b)(e)              160,000
      150,000   MetroPCS Wireless, Inc., 9.25%
                   due 11/01/2014 (e)                                   151,313
                West Corp. (e):
       75,000         9.50% due 10/15/2014                               74,813
      450,000         11% due 10/15/2016                                451,125
                                                                   ------------
                                                                      1,212,588

                Total Corporate Bonds
                (Cost--$62,590,773)--82.2%                           62,626,055



                Capital Trusts

Health Care--0.9%

      625,000   Fresenius Medical Care Capital Trust II, 7.875%
                   due 2/01/2008                                        635,938

                Total Capital Trusts
                (Cost--$639,306)--0.9%                                  635,938



   Beneficial
     Interest   Short-Term Securities

USD 10,982,659  BlackRock Liquidity Series, LLC Cash Sweep
                Series I, 5.22% (d)(f)                               10,982,659

                Total Short-Term Securities
                (Cost--$10,982,659)--14.4%                           10,982,659

Total Investments (Cost--$74,212,738*)--97.5%                        74,244,652
Other Assets Less Liabilities--2.5%                                   1,924,160
                                                                   ------------
Net Assets--100.0%                                                 $ 76,168,812
                                                                   ============



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Schedule of Investments (concluded)    High Income Portfolio  (in U.S. dollars)


  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                  $    74,244,758
                                                    ===============
    Gross unrealized appreciation                   $     1,182,310
    Gross unrealized depreciation                       (1,182,416)
                                                    ---------------
    Net unrealized depreciation                     $         (106)
                                                    ===============


(a) Floating rate security.

(b) Convertible security.

(c) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.

(d) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Interest
    Affiliate                                   Activity        Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series I                    $(2,173,894)     $284,724


(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f) Represents the current yield as of October 31, 2006.

o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries shown are as a percent of net assets.

o   Currency Abbreviations
       EUR   Euro
       USD   U.S. Dollar

    See Notes to Financial Statements.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Schedule of Investments                               Global SmallCap Portfolio

                                                              (in U.S. dollars)


                                                        Shares
       Industry       Common Stocks                       Held         Value

Australia--2.7%

       Beverages--0.7%

       Lion Nathan Ltd.                                108,000     $    693,289

       Health Care Equipment
       & Supplies--1.0%

       Cochlear Ltd.                                    21,300          918,199

       Paper & Forest Products--0.4%

       PaperlinX Ltd.                                  133,400          425,588

       Real Estate Investment Trusts
       (REITs)--0.6%

       CFS Retail Property Trust                       353,050          545,400
       CFS Retail Property Trust (a)                     8,419           12,778
                                                                   ------------
                                                                        558,178

       Total Common Stocks in Australia                               2,595,254


Belgium--0.7%

       Leisure Equipment
       & Products--0.7%

       AGFA-Gevaert NV                                  28,600          721,653

       Total Common Stocks in Belgium                                   721,653


Bermuda--0.6%

       Capital Markets--0.5%

       Lazard Ltd. Class A                              12,070          511,768

       Textiles, Apparel & Luxury
       Goods--0.1%

       Ports Design Ltd.                                60,900          105,869

       Total Common Stocks in Bermuda                                   617,637


Brazil--1.6%

       Construction & Engineering--0.5%

       Obrascon Huarte Lain Brasil SA (a)               36,400          470,829

       Transportation Infrastructure--0.4%

       Cia de Concessoes Rodoviarias                    43,550          465,089

       Water Utilities--0.7%

       Companhia de Saneamento de
       Minas Gerais                                     71,650          667,484

       Total Common Stocks in Brazil                                  1,603,402


Canada--4.2%

       Biotechnology--0.7%

       Diagnocure, Inc. (a)                            195,850          706,347

       Media--0.4%

       Cinram International Income Fund                 18,000          355,207

       Metals & Mining--1.6%

       Agnico-Eagle Mines Ltd.                          23,250          859,552
       Aur Resources Inc.                               17,100          331,051
       Eldorado Gold Corp. (a)                          80,000          339,819
                                                                   ------------
                                                                      1,530,422

       Paper & Forest Products--0.1%

       Domtar, Inc. (a)                                  7,900           51,497

       Pharmaceuticals--0.4%

       Labopharm, Inc. (a)                              85,350          436,270

       Software--1.0%

       Cognos, Inc. (a)                                 27,750        1,012,320

       Total Common Stocks in Canada                                  4,092,063



                                                        Shares
       Industry       Common Stocks                       Held         Value

China--0.9%

       Hotels, Restaurants & Leisure--0.1%

       Home Inns & Hotels
       Management, Inc. (a)(c)                           3,400     $     83,436

       Transportation
       Infrastructure--0.8%

       Shenzhen Expressway Co. Ltd.                  1,371,300          772,295

       Total Common Stocks in China                                     855,731


Denmark--1.4%

       Electrical Equipment--0.7%

       Vestas Wind Systems A/S (a)                      23,750          668,980

       Insurance--0.7%

       TrygVesta A/S                                    10,800          698,110

       Total Common Stocks in Denmark                                 1,367,090


Finland--2.1%

       Construction & Engineering--0.7%

       YIT Oyj                                          29,150          724,741

       Multiline Retail--0.5%

       Stockmann AB `B'                                 11,950          501,482

       Paper & Forest Products--0.9%

       M-real Oyj `B'                                  140,750          829,938

       Total Common Stocks in Finland                                 2,056,161


France--2.0%

       Commercial Services & Supplies--0.6%

       Eurofins Scientific (a)                           9,350          596,674

       Insurance--0.8%

       SCOR                                            314,350          790,379

       Leisure Equipment & Products--0.6%

       Trigano SA                                       12,300          577,865

       Total Common Stocks in France                                  1,964,918


Germany--1.3%

       Machinery--0.8%

       Heidelberger Druckmaschn                         17,350          789,653

       Pharmaceuticals--0.5%

       Paion AG (a)                                     40,450          443,989

       Total Common Stocks in Germany                                 1,233,642


Hong Kong--2.2%

       Commercial Banks--0.6%

       Industrial & Commercial Bank of
         China Ltd.                                    347,800          602,832

       Diversified Financial Services--0.7%

       Hong Kong Exchanges and Clearing Ltd.            87,800          695,428

       Electronic Equipment
       & Instruments--0.2%

       Kingboard Chemical Holdings Ltd.                 55,800          198,384

       Media--0.7%

       Clear Media Ltd. (a)                            437,000          612,470

       Total Common Stocks in Hong Kong                               2,109,114


India--1.1%

       IT Services--0.6%

       Satyam Computer Services Ltd.                    60,800          593,823

       Metals & Mining--0.1%

       Hindalco Industries Ltd.                         15,600           65,390



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Schedule of Investments (continued)                   Global SmallCap Portfolio

                                                              (in U.S. dollars)


                                                        Shares
       Industry       Common Stocks                       Held         Value

India (concluded)

       Specialty Retail--0.4%

       Pantaloon Retail India Ltd.                      10,910     $    450,973

       Total Common Stocks in India                                   1,110,186


Indonesia--0.2%

       Media--0.2%

       Surya Citra Media Tbk PT                      2,500,150          224,979

       Total Common Stocks in Indonesia                                 224,979


Ireland--1.6%

       Airlines--1.1%

       Ryanair Holdings Plc (a)(c)                      16,100        1,075,802

       Food Products--0.5%

       Greencore Group Plc                              97,300          493,324

       Total Common Stocks in Ireland                                 1,569,126


Israel--1.5%

       Chemicals--1.0%

       Frutarom                                        108,800          918,501

       Internet Software
       & Services--0.5%

       Aladdin Knowledge Systems Ltd. (a)               28,450          508,117

       Total Common Stocks in Israel                                  1,426,618


Italy--2.5%

       Building Products--0.8%

       Permasteelisa SpA                                42,450          781,807

       Construction & Engineering--0.3%

       Astaldi SpA                                      33,600          238,563

       Insurance--0.5%

       Milano Assicurazioni SpA                         63,400          494,570

       Textiles, Apparel & Luxury
       Goods--0.9%

       Valentino Fashion Group SpA                      25,700          923,023

       Total Common Stocks in Italy                                   2,437,963


Japan--8.3%

       Auto Components--0.4%

       Koito Manufacturing Co. Ltd.                     28,300          399,982

       Chemicals--1.2%

       Air Water Inc.                                   67,000          642,187
       Nippon Sanso Corp.                               63,000          553,751
                                                                   ------------
                                                                      1,195,938

       Commercial Banks--0.6%

       The Bank of Kyoto Ltd.                           56,600          581,220

       Commercial Services
       & Supplies--0.7%

       Meitec Corp.                                     21,800          687,803

       Electronic Equipment
       & Instruments--0.2%

       NEOMAX Co. Ltd.                                  11,700          215,083

       Insurance--1.0%

       Aioi Insurance Co., Ltd.                        139,000          956,736

       Internet Software & Services--0.7%

       Jupiter Telecommunications Co., Ltd. (a)            765          620,739

       Machinery--1.1%

       Komori Corp.                                     33,300          639,207
       Takuma Co., Ltd.                                 87,750          458,426
                                                                   ------------
                                                                      1,097,633



                                                        Shares
       Industry       Common Stocks                       Held         Value

Japan (concluded)

       Real Estate Management
       & Development--1.4%

       KK DaVinci Advisors (a)                             600     $    656,663
       Tokyu Land Corp.                                 74,900          724,952
                                                                   ------------
                                                                      1,381,615

       Software--0.4%

       Capcom Co., Ltd.                                 21,200          388,816

       Specialty Retail--0.6%

       Yamada Denki Co., Ltd.                            6,100          607,105

       Total Common Stocks in Japan                                   8,132,670


Malaysia--1.0%

       Airlines--1.0%

       AirAsia BHD (a)                               2,295,050          942,526

       Total Common Stocks in Malaysia                                  942,526


Mexico--1.3%

       Beverages--0.6%

       Embotelladoras Arca SA de CV                    194,650          597,258

       Construction & Engineering--0.7%

       Empresas ICA Sociedad Controladora,
       SA de CV (a)                                    204,200          699,660

       Total Common Stocks in Mexico                                  1,296,918


Netherlands--2.6%

       Commercial Services
       & Supplies--0.8%

       Tele Atlas NV (a)                                42,850          803,940

       Food Products--0.6%

       Koninklijke Wessanen NV CVA                      41,800          556,971

       Life Sciences Tools & Services--0.5%

       Qiagen NV                                        30,800          486,948

       Media--0.7%

       Endemol NV                                       33,600          642,830

       Total Common Stocks in the Netherlands                         2,490,689


Norway--1.6%

       Energy Equipment & Services--1.3%

       Acergy SA (a)                                    32,700          591,535
       Ocean RIG ASA (a)                                37,600          247,336
       ProSafe ASA                                       7,400          473,194
                                                                   ------------
                                                                      1,312,065

       Oil, Gas & Consumable Fuels--0.3%

       DET Norske Oljeselskap                          151,100          251,955

       Total Common Stocks in Norway                                  1,564,020


Philippines--0.9%

       Commercial Banks--0.6%

       Bank of the Philippine Islands                  450,260          560,115

       Diversified Telecommunication
       Services--0.3%

       Philippine Long Distance Telephone                6,950          329,093

       Total Common Stocks in the Philippines                           889,208


Singapore--0.0%

       Food & Staples Retailing--0.0%

       Olam International Ltd.                           2,800            3,435

       Total Common Stocks in Singapore                                   3,435



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Schedule of Investments (continued)                   Global SmallCap Portfolio

                                                              (in U.S. dollars)


                                                        Shares
       Industry       Common Stocks                       Held         Value

South Africa--0.5%

       Food & Staples Retailing--0.5%

       Massmart Holdings Ltd.                           64,000     $    515,215

       Total Common Stocks in South Africa                              515,215


South Korea--1.0%

       Hotels, Restaurants & Leisure--0.7%

       Kangwon Land, Inc.                               35,399          685,627

       Pharmaceuticals--0.3%

       Dong-A Pharmaceutical Co. Ltd.                    3,868          315,269

       Total Common Stocks in South Korea                             1,000,896


Spain--0.6%

       Construction & Engineering--0.6%

       Grupo Ferrovial SA                                6,420          593,238

       Total Common Stocks in Spain                                     593,238


Sweden--1.7%

       Biotechnology--0.2%

       Q-Med AB                                         18,300          225,507

       Capital Markets--0.4%

       D Carnegie AB                                    21,400          408,895

       Metals & Mining--0.5%

       Boliden AB                                       22,450          495,787

       Oil, Gas & Consumable Fuels--0.6%

       Tanganyika Oil Co., Ltd. (a)                     40,600          573,383

       Total Common Stocks in Sweden                                  1,703,572


Switzerland--2.7%

       Biotechnology--0.7%

       Actelion Ltd. (a)                                 4,400          740,967

       Chemicals--0.5%

       Clariant AG                                      32,850          454,178

       Insurance--1.0%

       Swiss Life Holding                                4,000          943,692

       Specialty Retail--0.5%

       Dufry Group (a)                                   5,650          453,253

       Total Common Stocks in Switzerland                             2,592,090


Turkey--0.7%

       Beverages--0.7%

       Anadolu Efes Biracilik Ve Malt Sanayii AS        26,300          721,908

       Total Common Stocks in Turkey                                    721,908


United Kingdom--6.9%

       Aerospace & Defense--0.6%

       QinetiQ Plc                                     184,000          647,578

       Food Products--0.5%

       Premier Foods Plc                                94,200          488,313

       Health Care Equipment
       & Supplies--0.6%

       SSL International Plc                            89,800          576,849

       Insurance--1.2%

       Amlin Plc                                       206,526        1,186,807

       Machinery--0.5%

       Enodis Plc                                      128,750          454,971

       Oil, Gas & Consumable Fuels--1.4%
       Dana Petroleum Plc (a)                           28,300          650,506
       Premier Oil Plc (a)                              29,600          726,689
                                                                   ------------
                                                                      1,377,195



                                                        Shares
       Industry       Common Stocks                       Held         Value

United Kingdom (continued)

       Real Estate Management
       & Development--0.5%

       Great Portland Estates Plc                       41,600     $    476,920

       Software--0.5%

       Surfcontrol Plc (a)                              51,500          471,549

       Specialty Retail--1.1%

       Game Group Plc                                  515,450          862,803
       JJB Sports Plc                                   49,500          196,402
                                                                   ------------
                                                                      1,059,205

       Total Common Stocks in the United Kingdom                      6,739,387


United States--37.5%

       Aerospace & Defense--0.5%

       DynCorp. International, Inc. (a)                 43,700          458,850

       Auto Components--0.5%

       LKQ Corp. (a)                                    21,900          506,766

       Beverages--0.2%

       Hansen Natural Corp. (a)                          4,900          155,575

       Biotechnology--3.6%

       Alexion Pharmaceuticals, Inc. (a)                14,450          539,852
       Applera Corp.--Celera Genomics
         Group (a)                                      47,600          738,752
       BioMarin Pharmaceuticals, Inc. (a)               69,100        1,107,673
       Human Genome Sciences, Inc. (a)                  33,000          440,550
       OSI Pharmaceuticals, Inc. (a)                    17,300          662,244
                                                                   ------------
                                                                      3,489,071

       Capital Markets--1.7%

       Jefferies Group, Inc. New Shares                 24,400          701,012
       Knight Capital Group, Inc. Class A (a)           25,400          473,710
       Stifel Financial Corp. (a)                       13,450          483,528
                                                                   ------------
                                                                      1,658,250

       Chemicals--0.8%

       Celanese Corp. Series A                          14,100          290,601
       The Scotts Miracle-Gro Co.                       10,500          519,330
                                                                   ------------
                                                                        809,931

       Commercial Banks--1.0%

       Irwin Financial Corp.                            24,433          541,680
       Sterling Financial Corp.                         13,290          442,025
                                                                   ------------
                                                                        983,705

       Commercial Services
       & Supplies--1.4%

       Covanta Holding Corp. (a)                        28,850          586,520
       FTI Consulting, Inc. (a)                         27,700          786,957
                                                                   ------------
                                                                      1,373,477

       Communications Equipment--0.9%

       F5 Networks, Inc. (a)                            13,950          923,350

       Computers & Peripherals--1.2%

       Emulex Corp. (a)                                 24,550          461,540
       Stratasys, Inc. (a)                              26,750          745,790
                                                                   ------------
                                                                      1,207,330

       Construction & Engineering--0.8%

       The Shaw Group, Inc. (a)                         28,000          743,680

       Containers & Packaging--0.7%

       Packaging Corp. of America                       30,100          691,397



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Schedule of Investments (continued)                   Global SmallCap Portfolio

                                                              (in U.S. dollars)


                                                        Shares
       Industry       Common Stocks                       Held         Value

United States (continued)

       Electric Utilities--1.7%

       Cleco Corp.                                      36,300     $    932,910
       Northeast Utilities                              27,250          681,522
                                                                   ------------
                                                                      1,614,432

       Energy Equipment & Services--1.4%

       Atwood Oceanics, Inc. (a)                         6,100          281,820
       Hanover Compressor Co. (a)                       36,900          683,388
       Veritas DGC, Inc. (a)                             5,600          403,256
                                                                   ------------
                                                                      1,368,464

       Health Care Equipment
       & Supplies--1.0%

       Inverness Medical Innovations, Inc. (a)          27,100        1,021,399

       Hotels, Restaurants & Leisure--0.5%

       The Cheesecake Factory, Inc. (a)                 13,000          367,250
       Panera Bread Co. Class A (a)                      2,400          148,320
                                                                   ------------
                                                                        515,570

       Independent Power Producers
       & Energy Traders--0.2%

       Dynegy, Inc. Class A (a)                         38,700          235,296

       Insurance--0.0%

       eHealth, Inc. (a)                                   600           13,272

       Internet Software
       & Services--1.6%

       Digital River, Inc. (a)                           4,200          242,970
       SupportSoft, Inc. (a)                           144,950          740,695
       webMethods, Inc. (a)                             71,900          540,688
                                                                   ------------
                                                                      1,524,353

       Leisure Equipment
       & Products--0.5%

       Marvel Entertainment, Inc. (a)                   20,900          529,815

       Life Sciences Tools
       & Services--0.6%

       Cambrex Corp.                                    24,800          580,320

       Media--0.5%

       Regal Entertainment Group Series A               22,450          465,389

       Metals & Mining--0.8%

       Brush Engineered Materials, Inc. (a)             23,500          791,010

       Oil, Gas & Consumable Fuels--0.7%

       Delta Petroleum Corp. (a)                         4,100          105,206
       OMI Corp. New Shares                             27,000          602,640
                                                                   ------------
                                                                        707,846

       Personal Products--0.2%

       Bare Escentuals, Inc. (a)                         5,700          174,591

       Pharmaceuticals--0.6%

       Alpharma, Inc. Class A                            6,300          139,041
       Noven Pharmaceuticals, Inc. (a)                   5,950          132,150
       Valeant Pharmaceuticals International            16,800          313,824
                                                                   ------------
                                                                        585,015

       Real Estate Investment Trusts
       (REITs)--1.8%

       Ashford Hospitality Trust, Inc.                  40,200          517,776
       DiamondRock Hospitality Co.                      42,290          713,432
       Douglas Emmett, Inc. (a)                         17,100          407,835
       Kilroy Realty Corp.                               1,900          143,127
                                                                   ------------
                                                                      1,782,170



                                                        Shares
       Industry       Common Stocks                       Held         Value

United States (concluded)

       Semiconductors & Semiconductor
       Equipment--3.3%

       DSP Group, Inc. (a)                              12,300     $    267,156
       Entegris, Inc. (a)                               43,300          485,393
       Integrated Device Technology, Inc. (a)           52,550          832,917
       MoSys, Inc. (a)                                  65,450          496,111
       Power Integrations, Inc. (a)                     22,200          487,068
       Trident Microsystems, Inc. (a)                   29,900          632,086
                                                                   ------------
                                                                      3,200,731

       Software--3.4%

       Activision, Inc. (a)                             46,700          720,114
       Hyperion Solutions Corp. (a)                     15,500          579,700
       NAVTEQ Corp. (a)                                  8,950          297,140
       Novell, Inc. (a)                                 70,600          423,600
       Sybase, Inc. (a)                                 31,550          768,243
       Witness Systems, Inc. (a)                        29,500          523,330
                                                                   ------------
                                                                      3,312,127

       Specialty Retail--2.2%

       Abercrombie & Fitch Co. Class A                   9,050          693,682
       GameStop Corp. Class A (a)                        4,500          229,770
       Guitar Center, Inc. (a)                           7,800          338,286
       Urban Outfitters, Inc. (a)                       51,650          903,875
                                                                   ------------
                                                                      2,165,613

       Textiles, Apparel &
       Luxury Goods--0.6%

       Polo Ralph Lauren Corp.                           8,300          589,300

       Trading Companies &
       Distributors--2.0%

       Interline Brands, Inc. (a)                       40,100          959,994
       UAP Holding Corp.                                41,550        1,039,997
                                                                   ------------
                                                                      1,999,991

       Wireless Telecommunication
       Services--0.6%

       SBA Communications Corp. Class A (a)             22,000          587,620

       Total Common Stocks in the United States                      36,765,706

       Total Common Stocks
       (Cost--$80,537,566)--93.9%                                    91,937,015



                      Exchange-Traded Funds

Hong Kong--1.0%

       iShares Asia Trust-iShares FTSE                 111,600          991,560

       Total Exchange-Traded Funds
       (Cost--$848,861)--1.0%                                           991,560



                                                    Beneficial
       Short-Term Securities                          Interest

       BlackRock Liquidity Series, LLC
       Cash Sweep Series I, 5.22% (b)(d)            $3,163,009        3,163,009

       Total Short-Term Securities
       (Cost--$3,163,009)--3.2%                                       3,163,009

Total Investments (Cost--$84,549,436*)--98.1%                        96,091,584
Other Assets Less Liabilities--1.9%                                   1,878,274
                                                                   ------------
Net Assets--100.0%                                                 $ 97,969,858
                                                                   ============




MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Schedule of Investments (concluded)                   Global SmallCap Portfolio

                                                              (in U.S. dollars)


  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                $      84,616,883
                                                  =================
    Gross unrealized appreciation                 $      12,823,677
    Gross unrealized depreciation                       (1,348,976)
                                                  -----------------
    Net unrealized appreciation                   $      11,474,701
                                                  =================


(a) Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Interest
    Affiliate                                   Activity        Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series I                    $(1,006,420)    $  96,647


(c) Depositary receipts.

(d) Represents the current yield as of October 31, 2006.

o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.


o Forward foreign exchange contracts as of October 31, 2006 were as follows:


    Foreign                        Settlement               Unrealized
    Currency Purchased                Date                Appreciation

      AUD     167,172             November 2006                    424
      CAD      58,299             November 2006                    449
      EUR      13,068             November 2006                     55
      JPY  17,026,772             November 2006                    113
      SGD       5,280             November 2006                      1
                                                            ----------
    Total Unrealized Appreciation on Forward Foreign
    Exchange Contracts--Net (USD Commitment--$346,190)      $    1,042
                                                            ==========


    Foreign                        Settlement               Unrealized
    Currency Sold                     Date                Depreciation

      CHF    163,969              November 2006                  (384)
      EUR     57,066              November 2006                  (217)
      GBP     49,529              November 2006                  (425)
      SEK    711,325              November 2006                  (274)
                                                            ----------
    Total Unrealized Depreciation on Forward Foreign
    Exchange Contracts--Net (USD Commitment--$396,361)      $  (1,300)
                                                            ==========


o   Currency Abbreviations

       AUD    Australian Dollar
       CAD    Canadian Dollar
       CHF    Swiss Franc
       EUR    Euro
       GBP    British Pound
       JPY    Japanese Yen
       SEK    Swedish Krona
       SGD    Singapore Dollar
       USD    U.S. Dollar


    See Notes to Financial Statements.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Schedule of Investments                   Mid Cap Value Opportunities Portfolio

                                                              (in U.S. dollars)


                                                        Shares
       Industry       Common Stocks                       Held         Value

North America

Canada--1.7%

       Diversified Telecommunication
       Services--1.7%

       BCE, Inc.                                        57,698     $  1,631,699

       Bell Aliant Regional Communications
         Income Fund                                       210            6,362

       Total Common Stocks in Canada                                  1,638,061


United States--87.0%

       Aerospace & Defense--3.3%

       Curtiss-Wright Corp.                             34,900        1,181,016
       Goodrich Corp.                                   45,400        2,001,686
                                                                   ------------
                                                                      3,182,702

       Biotechnology--3.5%

       Cephalon, Inc. (c)                               20,500        1,438,690
       Medimmune, Inc. (c)                              60,200        1,928,808
                                                                   ------------
                                                                      3,367,498

       Capital Markets--1.8%

       Janus Capital Group, Inc.                        85,100        1,708,808

       Commercial Banks--4.2%

       The Colonial BancGroup, Inc.                     69,100        1,647,344
       Compass Bancshares, Inc.                         17,000          956,420
       First Midwest Bancorp, Inc.                      38,300        1,456,549
                                                                   ------------
                                                                      4,060,313

       Commercial Services
       & Supplies--2.5%

       Allied Waste Industries, Inc. (c)               200,000        2,430,000

       Communications Equipment--4.2%

       Andrew Corp. (c)                                158,500        1,467,710
       Tellabs, Inc. (c)                               243,800        2,569,652
                                                                   ------------
                                                                      4,037,362

       Containers & Packaging--3.0%

       Owens-Illinois, Inc. (c)                         38,300          635,780
       Smurfit-Stone Container Corp. (c)               178,400        1,901,744
       Temple-Inland, Inc.                               8,900          351,016
                                                                   ------------
                                                                      2,888,540

       Electronic Equipment
       & Instruments--2.5%

       Anixter International, Inc. (c)                  14,500          866,520
       Ingram Micro, Inc. Class A (c)                   74,600        1,537,506
                                                                   ------------
                                                                      2,404,026

       Energy Equipment & Services--5.3%

       BJ Services Co.                                  49,100        1,480,856
       Diamond Offshore Drilling, Inc.                   8,200          567,686
       Dresser-Rand Group, Inc. (c)                     77,300        1,676,637
       Rowan Cos., Inc.                                 41,300        1,378,594
                                                                   ------------
                                                                      5,103,773

       Food Products--1.5%

       Smithfield Foods, Inc. (c)                       54,600        1,467,648

       Gas Utilities--1.1%

       Questar Corp.                                    12,900        1,051,092

       Health Care Equipment
       & Supplies--1.6%

       Biomet, Inc.                                     39,800        1,506,032



                                                        Shares
       Industry       Common Stocks                       Held         Value

North America (continued)

United States (continued)

       Health Care Providers
       & Services--1.5%

       Tenet Healthcare Corp. (c)                      205,500     $  1,450,830

       Health Care Technology--0.7%

       Emdeon Corp. (c)                                 47,261          550,591
       WebMD Health Corp. Class A (c)                    3,200          116,672
                                                                   ------------
                                                                        667,263

       Hotels, Restaurants & Leisure--1.0%

       OSI Restaurant Partners, Inc.                    13,000          432,510
       Wyndham Worldwide Corp. (c)                      18,440          543,980
                                                                   ------------
                                                                        976,490

       IT Services--4.1%

       Alliance Data Systems Corp. (c)                  25,300        1,536,216
       Convergys Corp. (c)                              53,800        1,141,098
       Sabre Holdings Corp. Class A                     49,400        1,255,748
                                                                   ------------
                                                                      3,933,062

       Insurance--2.9%

       Conseco, Inc. (c)                               106,600        2,168,244
       HCC Insurance Holdings, Inc.                     19,600          659,736
                                                                   ------------
                                                                      2,827,980

       Internet & Catalog Retail--1.5%

       IAC/InterActiveCorp (c)                          47,600        1,474,648

       Internet Software & Services--1.5%

       CNET Networks, Inc. (c)                         162,200        1,450,068

       Life Sciences Tools & Services--1.3%

       Affymetrix, Inc. (c)                             29,800          759,900
       Charles River Laboratories
         International, Inc. (c)                        11,200          480,704
                                                                   ------------
                                                                      1,240,604

       Machinery--3.4%

       AGCO Corp. (c)                                   33,400          893,450
       Timken Co.                                       78,800        2,367,940
                                                                   ------------
                                                                      3,261,390

       Media--1.5%

       Liberty Global, Inc. Series C (c)                     1               25
       Valassis Communications, Inc. (c)                95,700        1,436,457
                                                                   ------------
                                                                      1,436,482

       Metals & Mining--1.4%

       Nucor Corp.                                      23,800        1,390,158

       Multi-Utilities--2.0%

       OGE Energy Corp.                                 49,200        1,898,136

       Oil, Gas & Consumable Fuels--6.6%

       Cabot Oil & Gas Corp. Class A                    26,000        1,375,660
       Murphy Oil Corp.                                 29,800        1,405,368
       Newfield Exploration Co. (c)                     48,800        1,990,552
       Noble Energy, Inc.                               32,400        1,575,612
                                                                   ------------
                                                                      6,347,192

       Pharmaceuticals--2.8%

       Endo Pharmaceuticals Holdings, Inc. (c)          16,800          479,472
       Medicis Pharmaceutical Corp. Class A             62,200        2,179,488
                                                                   ------------
                                                                      2,658,960



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Schedule of Investments (continued)       Mid Cap Value Opportunities Portfolio

                                                              (in U.S. dollars)


                                                        Shares
       Industry       Common Stocks                       Held         Value


North America (concluded)

United States (concluded)

       Real Estate Investment Trusts
       (REITs)--5.9%

       Crescent Real Estate EQT Co.                     96,900     $  2,112,420
       Douglas Emmett, Inc.                             16,700          398,295
       Friedman Billings Ramsey Group, Inc.
         Class A                                       177,200        1,352,036
       New Plan Excel Realty Trust                      36,300        1,045,440
       Rayonier, Inc.                                   19,700          807,503
                                                                   ------------
                                                                      5,715,694

       Real Estate Management
       & Development--0.0%

       Realogy Corp. (c)                                   165            4,254

       Road & Rail--1.4%

       Avis Budget Group, Inc.                           8,220          162,674
       JB Hunt Transport Services, Inc.                 55,500        1,201,020
                                                                   ------------
                                                                      1,363,694

       Semiconductors & Semiconductor
       Equipment--1.0%

       Intersil Corp. Class A                           40,200          942,690

       Software--2.7%

       Citrix Systems, Inc. (c)                         30,600          903,618
       Novell, Inc. (c)                                287,100        1,722,600
                                                                   ------------
                                                                      2,626,218

       Specialty Retail--6.2%

       Foot Locker, Inc.                               102,200        2,370,018
       The Gap, Inc.                                   114,800        2,413,096
       RadioShack Corp.                                 68,400        1,220,256
                                                                   ------------
                                                                      6,003,370

       Thrifts & Mortgage Finance--1.7%

       Webster Financial Corp.                          33,400        1,613,888

       Trading Companies &
       Distributors--1.4%

       United Rentals, Inc. (c)                         57,800        1,369,282

       Total Common Stocks in the
       United States                                                 83,860,147

       Total Common Stocks in
       North America--88.7%                                          85,498,208



                                                        Shares
       Industry       Common Stocks                       Held         Value

Western Europe

Netherlands--1.5%

       Construction & Engineering--1.5%

       Chicago Bridge & Iron Co. NV                     56,700     $  1,392,552

       Total Common Stocks in the Netherlands                         1,392,552


Switzerland--1.2%

       Biotechnology--1.2%

       Serono SA (a)                                    53,900        1,174,481

       Total Common Stocks in Switzerland                             1,174,481

       Total Common Stocks in
       Western Europe--2.7%                                           2,567,033

       Total Common Stocks
       (Cost--$84,107,020)--91.4%                                    88,065,241



                      Exchange-Traded Funds

North America

United States--5.7%

       iShares Dow Jones US Real Estate
         Index Fund                                      8,000          657,440
       iShares Dow Jones US Utilities Sector
         Index Fund                                     16,800        1,465,968
       iShares Russell 2000 Index Fund                   6,900          525,159
       iShares S&P SmallCap 600 Index Fund              22,300        1,433,890
       MidCap SPDR Trust Series 1 (a)                    9,900        1,418,769

       Total Exchange-Traded Funds
       (Cost--$5,020,080)--5.7%                                       5,501,226



                                                    Beneficial
       Short-Term Securities                          Interest

       BlackRock Liquidity Series, LLC
         Cash Sweep Series I, 5.22% (b)(d)          $1,555,246        1,555,246

       Total Short-Term Investments
       (Cost--$1,555,246)--1.6%                                       1,555,246

Total Investments (Cost--$90,682,346*)--98.7%                        95,121,713
Other Assets Less Liabilities--1.3%                                   1,274,603
                                                                   ------------
Net Assets--100.0%                                                 $ 96,396,316
                                                                   ============



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Schedule of Investments (concluded)       Mid Cap Value Opportunities Portfolio

                                                              (in U.S. dollars)


  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                $      90,911,516
                                                  =================
    Gross unrealized appreciation                 $       7,367,028
    Gross unrealized depreciation                       (3,156,831)
                                                  -----------------
    Net unrealized appreciation                   $       4,210,197
                                                  =================


(a) Depositary receipts.

(b) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Interest
    Affiliate                                   Activity        Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series I                     $(245,571)      $42,231


(c) Non-income producing security.

(d) Represents the current yield as of October 31, 2006.


o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.


    See Notes to Financial Statements.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006


Statements of Assets and Liabilities
                                                                 U.S.                                 Global      Mid Cap Value
                                                               Mortgage         High Income          SmallCap     Opportunities
As of October 31, 2006                                        Portfolio          Portfolio          Portfolio       Portfolio
Assets

Investments in unaffiliated securities, at value*         $   117,941,118   $    63,261,993    $    92,928,575    $    93,566,467
Investments in affiliated securities, at value**                7,570,301        10,982,659          3,163,009          1,555,246
Cash                                                                   --                --                342            120,186
Foreign cash***                                                        --                --            331,035                 --
Unrealized appreciation on swaps                                  106,322                --                 --                 --
Unrealized appreciation on forward foreign exchange
contracts                                                              --                --              1,042                 --
Receivables:
  Interest                                                        481,096         1,381,024                 --                 --
  Securities sold                                              52,732,022           545,326          1,890,859          2,153,454
  Principal paydowns                                                1,423                --                 --                 --
  Beneficial interest sold                                        851,061           934,722            847,338            973,984
  Swaps                                                             9,668                --                 --                 --
  Dividends                                                            --                --             80,770             68,908
  Investment adviser                                               31,758            33,568             64,907             36,119
Prepaid expenses and other assets                                  18,855            18,862             19,027             18,832
                                                          ---------------   ---------------    ---------------    ---------------
Total assets                                                  179,743,624        77,158,154         99,326,904         98,493,196
                                                          ---------------   ---------------    ---------------    ---------------

Liabilities

Unrealized depreciation on forward foreign exchange
contracts                                                              --                --              1,300                 --
Swap premiums received                                             23,882                --                 --                 --
Deferred foreign capital gain tax                                      --                --             16,848                 --
Payables:
  Securities purchased                                         79,311,216           824,624          1,135,708          1,936,083
  Dividends to shareholders                                       124,784           140,807                 --                 --
  Beneficial interest redeemed                                     12,885             2,497             76,584            132,869
  Variation margin                                                138,483                --                 --                 --
  Swaps                                                            11,349                --                 --                 --
  Other affiliates                                                  2,540             2,820              3,960              3,966
Accrued expenses and other liabilities                             20,960            18,594            122,646             23,962
                                                          ---------------   ---------------    ---------------    ---------------
Total liabilities                                              79,646,099           989,342          1,357,046          2,096,880
                                                          ---------------   ---------------    ---------------    ---------------

Net Assets

Net assets                                                $   100,097,525   $    76,168,812    $    97,969,858    $    96,396,316
                                                          ===============   ===============    ===============    ===============

Net Assets Consist of

Undistributed (accumulated distributions in excess of)
investment income--net                                    $         9,771   $      (31,961)    $       606,680    $       670,297
Undistributed (accumulated) realized capital gains
(losses)--net                                                   (946,834)         (366,394)        (2,411,044)          2,010,980
Unrealized appreciation--net                                      379,089            31,985         11,532,457          4,439,367
                                                          ---------------   ---------------    ---------------    ---------------
Total accumulated earnings (losses)--net                        (557,974)         (366,370)          9,728,093          7,120,644
                                                          ---------------   ---------------    ---------------    ---------------
Shares of beneficial interest, $.01 par value,
unlimited shares authorized++                                     101,386            76,630             85,324             86,757
Paid-in capital in excess of par                              100,554,113        76,458,552         88,156,441         89,188,915
                                                          ---------------   ---------------    ---------------    ---------------
Net assets                                                $   100,097,525   $    76,168,812    $    97,969,858    $    96,396,316
                                                          ===============   ===============    ===============    ===============
  Net asset value per share                               $          9.87   $          9.94    $         11.48    $         11.11
                                                          ===============   ===============    ===============    ===============

      * Identified cost for unaffiliated securities       $   117,467,274   $    63,230,079    $    81,386,427    $    89,127,100
                                                          ===============   ===============    ===============    ===============
     ** Identified cost for affiliated securities         $     7,570,301   $    10,982,659    $     3,163,009    $     1,555,246
                                                          ===============   ===============    ===============    ===============
    *** Cost                                                           --                --    $       328,416                 --
                                                          ===============   ===============    ===============    ===============
     ++ Shares of beneficial interest outstanding              10,138,594         7,662,966          8,532,437          8,675,701
                                                          ===============   ===============    ===============    ===============

        See Notes to Financial Statements.


MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006


Statements of Operations
                                                                 U.S.                                 Global      Mid Cap Value
                                                               Mortgage         High Income          SmallCap     Opportunities
For the Six Months Ended October 31, 2006                     Portfolio          Portfolio          Portfolio       Portfolio
Investment Income

Dividends**                                               $            --   $            --    $       530,342    $       627,921
Interest*                                                       2,436,650         3,375,026             97,196             42,374
                                                          ---------------   ---------------    ---------------    ---------------
Total income                                                    2,436,650         3,375,026            627,538            670,295
                                                          ---------------   ---------------    ---------------    ---------------

Expenses

Investment advisory fees                                          210,543           175,359            361,248            275,699
Offering costs                                                     10,186             9,837             10,101             10,320
Accounting services                                                29,019            26,626             28,620             25,341
Custodian fees                                                      6,000             5,421            101,291             14,692
Printing and shareholder reports                                    9,508             9,606              8,889              9,257
Transfer agent fees                                                 5,633             6,286             10,147             10,314
Professional fees                                                  16,580            19,017             18,903             18,916
Registration fees                                                   9,396             8,384              9,663             10,970
Pricing services                                                    5,273             8,609              3,107                625
Trustees' fees and expenses                                         6,717             6,375              6,498              6,716
Other                                                               4,743             5,671              4,701              4,608
                                                          ---------------   ---------------    ---------------    ---------------
Total expenses before waiver and reimbursement                    313,598           281,191            563,168            387,458
Waiver and reimbursement of expenses                            (313,598)         (281,191)          (563,168)          (387,458)
                                                          ---------------   ---------------    ---------------    ---------------
Total expenses after waiver and reimbursement                          --                --                 --                 --
                                                          ---------------   ---------------    ---------------    ---------------
Investment income--net                                          2,436,650         3,375,026            627,538            670,295
                                                          ---------------   ---------------    ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

Realized gain (loss) on:
  Investments--net                                                178,707          (44,458)      (2,284,940)++          2,240,154
  Financial futures contracts and swaps--net                       36,743          (11,840)                 --                 --
  Foreign currency transactions--net                                   --             3,486           (80,198)                 --
                                                          ---------------   ---------------    ---------------    ---------------
Total realized gain (loss)--net                                   215,450          (52,812)        (2,365,138)          2,240,154
                                                          ---------------   ---------------    ---------------    ---------------
Change in unrealized appreciation/depreciation on:
  Investments--net                                              1,338,943         (490,302)      1,420,255++++        (1,515,356)
  Financial futures contracts and swaps--net                     (94,755)            10,114                 --                 --
  Foreign currency transactions--net                                   --           (3,007)              2,960                 --
                                                          ---------------   ---------------    ---------------    ---------------
Total change in unrealized appreciation/depreciation--net       1,244,188         (483,195)          1,423,215        (1,515,356)
                                                          ---------------   ---------------    ---------------    ---------------
Total realized and unrealized gain (loss)--net                  1,459,638         (536,007)          (941,923)            724,798
                                                          ---------------   ---------------    ---------------    ---------------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                         $     3,896,288   $     2,839,019    $     (314,385)    $     1,395,093
                                                          ===============   ===============    ===============    ===============
      * Interest from affiliates                          $        67,164   $       284,724    $        96,647    $        42,231
                                                          ===============   ===============    ===============    ===============
     ** Withholding tax                                                --                --    $        33,198    $         5,712
                                                          ===============   ===============    ===============    ===============

     ++ Includes $32,281 foreign capital gain tax.

   ++++ Includes $32,905 deferred foreign capital gain credit.

        See Notes to Financial Statements.


MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006


Statements of Changes in Net Assets
                                                               U.S. Mortgage Portfolio             High Income Portfolio

                                                             For the Six       For the Period     For the Six     For the Period
                                                             Months Ended     July 29, 2005++     Months Ended   July 29, 2005++
                                                             October 31,        to April 30,      October 31,      to April 30,
Increase (Decrease) in Net Assets:                               2006               2006              2006             2006
Operations

Investment income--net                                    $     2,436,650   $     2,452,598    $     3,375,026    $     4,247,722
Realized gain (loss)--net                                         215,450       (1,162,284)           (52,812)          (285,512)
Change in unrealized appreciation/depreciation--net             1,244,188         (865,099)          (483,195)            515,180
                                                          ---------------   ---------------    ---------------    ---------------
Net increase in net assets resulting from operations            3,896,288           425,215          2,839,019          4,477,390
                                                          ---------------   ---------------    ---------------    ---------------

Dividends to Shareholders

Investment income--net                                        (2,426,879)       (2,452,598)        (3,374,967)        (4,307,812)
                                                          ---------------   ---------------    ---------------    ---------------
Net decrease in net assets resulting from dividends
to shareholders                                               (2,426,879)       (2,452,598)        (3,374,967)        (4,307,812)
                                                          ---------------   ---------------    ---------------    ---------------

Beneficial Interest Transactions

Net increase (decrease) in net assets derived from
beneficial interest transactions                               15,596,747        85,033,752       (12,514,732)         89,024,914
                                                          ---------------   ---------------    ---------------    ---------------

Net Assets

Total increase (decrease) in net assets                        17,066,156        83,006,369       (13,050,680)         89,194,492
Beginning of period                                            83,031,369            25,000         89,219,492             25,000
                                                          ---------------   ---------------    ---------------    ---------------
End of period*                                            $   100,097,525   $    83,031,369    $    76,168,812    $    89,219,492
                                                          ===============   ===============    ===============    ===============
      * Undistributed (accumulated distributions in
        excess of) investment income--net                 $         9,771                --    $      (31,961)    $      (32,020)
                                                          ===============   ===============    ===============    ===============

     ++ Commencement of operations.

        See Notes to Financial Statements.


MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006


Statements of Changes in Net Assets (concluded)

                                                                                                       Mid Cap Value
                                                              Global SmallCap Portfolio           Opportunities Portfolio

                                                             For the Six       For the Period     For the Six     For the Period
                                                             Months Ended     August 2, 2005++    Months Ended   August 2, 2005++
                                                             October 31,        to April 30,      October 31,      to April 30,
Increase (Decrease) in Net Assets:                               2006               2006              2006             2006
Operations

Investment income--net                                    $       627,538   $       675,536    $       670,295    $       634,733
Realized gain (loss)--net                                     (2,365,138)           474,233          2,240,154          3,108,127
Change in unrealized appreciation/depreciation--net             1,423,215        10,109,242        (1,515,356)          5,954,723
                                                          ---------------   ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting
from operations                                                 (314,385)        11,259,011          1,395,093          9,697,583
                                                          ---------------   ---------------    ---------------    ---------------

Dividends and Distributions to Shareholders

Investment income--net                                          (366,019)          (80,004)          (274,729)          (360,002)
Realized gain--net                                              (769,154)           (1,356)        (3,194,525)          (142,776)
                                                          ---------------   ---------------    ---------------    ---------------
Net decrease in net assets resulting from dividends
and distributions to shareholders                             (1,135,173)          (81,360)        (3,469,254)          (502,778)
                                                          ---------------   ---------------    ---------------    ---------------

Beneficial Interest Transactions

Net increase in net assets derived from
beneficial interest transactions                               19,818,321        68,398,444         20,084,374         69,166,298
                                                          ---------------   ---------------    ---------------    ---------------

Net Assets

Total increase in net assets                                   18,368,763        79,576,095         18,010,213         78,361,103
Beginning of period                                            79,601,095            25,000         78,386,103             25,000
                                                          ---------------   ---------------    ---------------    ---------------
End of period*                                            $    97,969,858   $    79,601,095    $    96,396,316    $    78,386,103
                                                          ===============   ===============    ===============    ===============
      * Undistributed investment income--net              $       606,680   $       345,161    $       670,297    $       274,731
                                                          ===============   ===============    ===============    ===============

     ++ Commencement of operations.

        See Notes to Financial Statements.


MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006


Financial Highlights

                                                               U.S. Mortgage Portfolio             High Income Portfolio

                                                             For the Six       For the Period      For the Six     For the Period
                                                             Months Ended     July 29, 2005++      Months Ended   July 29, 2005++
The following per share data and ratios have been derived    October 31,        to April 30,       October 31,      to April 30,
from information provided in the financial statements.           2006               2006               2006             2006
Per Share Operating Performance

Net asset value, beginning of period                      $          9.72   $         10.00    $          9.95    $         10.00
                                                          ---------------   ---------------    ---------------    ---------------
Investment income--net**                                              .26               .34                .38                .54
Realized and unrealized gain (loss)--net                              .15             (.28)              --***                .03
                                                          ---------------   ---------------    ---------------    ---------------
Total from investment operations                                      .41               .06                .38                .57
                                                          ---------------   ---------------    ---------------    ---------------
Less dividends from investment income--net                          (.26)             (.34)              (.39)              (.62)
                                                          ---------------   ---------------    ---------------    ---------------
Net asset value, end of period                            $          9.87   $          9.72    $          9.94    $          9.95
                                                          ===============   ===============    ===============    ===============

Total Investment Return++++

Based on net asset value per share                               4.28%+++           .57%+++           3.96%+++           6.01%+++
                                                          ===============   ===============    ===============    ===============

Ratios to Average Net Assets

Expenses, net of waiver and reimbursement                           .00%*             .00%*              .00%*              .00%*
                                                          ===============   ===============    ===============    ===============
Expenses                                                            .69%*             .75%*              .66%*              .72%*
                                                          ===============   ===============    ===============    ===============
Investment income--net                                             5.32%*            4.57%*             7.89%*             8.24%*
                                                          ===============   ===============    ===============    ===============

Supplemental Data

Net assets, end of period (in thousands)                  $       100,098   $        83,031    $        76,169    $        89,219
                                                          ===============   ===============    ===============    ===============
Portfolio turnover                                                186.42%           381.53%             46.49%             60.80%
                                                          ===============   ===============    ===============    ===============

      * Annualized.

     ** Based on average shares outstanding.

    *** Amount is less than $(.01) per share.

     ++ Commencement of operations.

   ++++ Total investment returns exclude the effects of sales charges.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006


Financial Highlights (concluded)

                                                                                                       Mid Cap Value
                                                              Global SmallCap Portfolio           Opportunities Portfolio

                                                             For the Six       For the Period     For the Six     For the Period
                                                             Months Ended     August 2, 2005++    Months Ended   August 2, 2005++
The following per share data and ratios have been derived    October 31,        to April 30,      October 31,      to April 30,
from information provided in the financial statements.           2006               2006              2006             2006
Per Share Operating Performance

Net asset value, beginning of period                      $         11.84   $         10.00    $         11.50    $         10.00
                                                          ---------------   ---------------    ---------------    ---------------
Investment income--net**                                              .08               .12                .09                .11
Realized and unrealized gain (loss)--net                            (.29)              1.73              (.02)               1.48
                                                          ---------------   ---------------    ---------------    ---------------
Total from investment operations                                    (.21)              1.85                .07               1.59
                                                          ---------------   ---------------    ---------------    ---------------
Less dividends and distributions:
  Investment income--net                                            (.05)             (.01)              (.04)              (.06)
  Realized gain--net                                                (.10)             --***              (.42)              (.03)
                                                          ---------------   ---------------    ---------------    ---------------
Total dividends and distributions                                   (.15)             (.01)              (.46)              (.09)
                                                          ---------------   ---------------    ---------------    ---------------
Net asset value, end of period                            $         11.48   $         11.84    $         11.11    $         11.50
                                                          ===============   ===============    ===============    ===============

Total Investment Return++++

Based on net asset value per share                             (1.61%)+++         18.56%+++            .98%+++          15.97%+++
                                                          ===============   ===============    ===============    ===============

Ratios to Average Net Assets

Expenses, net of waiver and reimbursement                           .00%*             .00%*              .00%*              .00%*
                                                          ===============   ===============    ===============    ===============
Expenses                                                           1.33%*            1.47%*              .91%*             1.00%*
                                                          ===============   ===============    ===============    ===============
Investment income--net                                             1.48%*            1.51%*             1.58%*             1.43%*
                                                          ===============   ===============    ===============    ===============

Supplemental Data

Net assets, end of period (in thousands)                  $        97,970   $        79,601    $        96,396    $        78,386
                                                          ===============   ===============    ===============    ===============
Portfolio turnover                                                 58.23%            62.54%             25.46%             84.27%
                                                          ===============   ===============    ===============    ===============

      * Annualized.

     ** Based on average shares outstanding.

    *** Amount is less than ($.01) per share.

     ++ Commencement of operations.

   ++++ Total investment returns exclude the effects of sales charges.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
U.S. Mortgage Portfolio, High Income Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio (the "Portfolios" or individually as the "Portfolio") are each a series of Managed Account Series, Inc. (the "Fund") and are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Portfolios' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service.
Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Portfolios from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

Equity securities held by the Portfolios that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in OTC markets, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of each Portfolio's shares are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of each Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by the Manager using a pricing service and/or procedures approved by the Fund's Board of Trustees.

(b) Derivative financial instruments--Each Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Notes to Financial Statements (continued)


* Financial futures contracts--Each Portfolio may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Swaps--Each Portfolio may enter into swap agreements, which are OTC contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

* Options--Each Portfolio may write and purchase covered call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--Each Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--Each Portfolio may purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolios may invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--It is each of the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Notes to Financial Statements (continued)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Portfolios amortize all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, dividends and distributions paid by the Portfolios are recorded on the ex-dividend dates. For U.S. Mortgage Portfolio and High Income Portfolio, dividends from net investment income are declared daily and paid monthly and distributions of capital gains are recorded on the ex-dividend dates.

(h) Securities lending--Each Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Mortgage dollar rolls--The U.S. Mortgage Portfolio may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

(j) Short sales--When a Portfolio engages in a short sale, an amount equal to the proceeds received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Portfolio maintains a segregated account of securities as collateral for the short sales. The Portfolio is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Portfolio is required to repay the counterparty any dividends or interest received on the security sold short.

(k) Offering costs--Offering costs are amortized over a 12-month period beginning with the commencement of operations of each Portfolio.

(l) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Portfolios' financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implication of FAS 157. At this time its impact on the Portfolios' financial statements has not been determined.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Notes to Financial Statements (continued)


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc., has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

Shareholders of each of the Portfolios approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), a wholly owned subsidiary of BlackRock, Inc. on the following dates:


                                                        Shareholder
                                                           Approval
                                                               Date

U.S. Mortgage Portfolio                                   8/15/2006
High Income Portfolio                                     8/15/2006
Global SmallCap Portfolio                                 8/15/2006
Mid Cap Value Opportunities Portfolio                     8/31/2006


BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund, on behalf of each Portfolio, and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Investment Adviser. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into a separate Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of each of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of each Portfolio. For such services, the Manager receives, at the end of each month, a fee with respect to each Portfolio at the annual rates set forth below, which are based upon the average daily value of each Portfolio's net assets.


                                                           Investment
                                                         Advisory Fee

U.S. Mortgage Portfolio                                          .46%
High Income Portfolio                                            .41%
Global SmallCap Portfolio                                        .85%
Mid Cap Value Opportunities Portfolio                            .65%


The Manager (and previously FAM) has contractually agreed to waive and reimburse all fees and expenses. This agreement has no fixed term. The Manager waived expenses for each Portfolio as follows:


                                           For the            For the
                                            Period             Period
                                       May 1, 2006     Sept. 30, 2006
                                      to Sept. 29,        to Oct. 31,
                                              2006               2006
                         Investment         Amount             Amount
                           Advisory      Waived by          Waived by
                         Fee Earned            FAM        the Manager

U.S. Mortgage
  Portfolio                $210,543       $173,544            $36,999
High Income
  Portfolio                $175,359       $150,616            $24,743
Global SmallCap
  Portfolio                $361,248       $291,525            $69,723
Mid Cap Value
  Opportunities
  Portfolio                $275,699       $222,482            $53,217


In addition, the Manager (and previously FAM) reimbursed each Portfolio in additional operating expenses as follows:


                                           For the            For the
                                            Period             Period
                                       May 1, 2006     Sept. 30, 2006
                                      to Sept. 29,        to Oct. 31,
                                              2006               2006
                                     Reimbursement      Reimbursement
                                            by FAM     by the Manager

U.S. Mortgage Portfolio                   $ 86,823            $16,232
High Income Portfolio                     $ 87,748            $18,084
Global SmallCap Portfolio                 $166,688            $35,232
Mid Cap Value Opportunities
  Portfolio                               $ 92,960            $18,799


The Manager, on behalf of U.S. Mortgage Portfolio and High Income Portfolio, has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the Sub-Adviser, for services it provides, a fee equal to 59% of the fee paid by the Portfolios to the Manager.

In addition, the Manager, on behalf of Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the Sub-Adviser, for services it provides, a fee equal to 74% of the management fee paid by the Portfolios to the Manager.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Notes to Financial Statements (continued)


The Portfolios have received an exemptive order from the Securities and Exchange Commission permitting them to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Portfolios have retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006 BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the security lending agent. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

In addition, for the six months ended October 31, 2006, MLPF&S received commissions on the execution of portfolio transactions for certain portfolios as follows:


                                                          Commissions

High Income Portfolio                                         $   281
Global SmallCap Portfolio                                     $18,498
Mid Cap Value Opportunities Portfolio                         $20,695



Each Portfolio reimbursed the Manager and/or FAM for certain accounting services as follows:


                                           For the            For the
                                            Period             Period
                                       May 1, 2006     Sept. 30, 2006
                                      to Sept. 29,        to Oct. 31,
                                              2006               2006
                                     Reimbursement      Reimbursement
                                            to FAM     to the Manager

U.S. Mortgage Portfolio                       $425               $498
High Income Portfolio                         $463               $522
Global SmallCap Portfolio                     $428               $446
Mid Cap Value Opportunities
  Portfolio                                   $407               $458


Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of ML & Co., is each Portfolio's transfer agent.

Prior to September 29, 2006, certain officers and/or trustees of each Portfolio were officers and/or directors of FAM, PSI, FAMD, FDS, Merrill Lynch, MLIM, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or trustees of each Portfolio are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments (including paydowns), excluding short-term securities, for the six months ended October 31, 2006, were as follows:


                                         Purchases              Sales

U.S. Mortgage Portfolio               $230,251,195       $208,861,620
High Income Portfolio                 $ 32,669,187       $ 42,407,423
Global SmallCap Portfolio             $ 64,386,154       $ 46,690,874
Mid Cap Value Opportunities
  Portfolio                           $ 66,137,050       $ 49,664,623


4. Beneficial Interest Transactions:

U.S. Mortgage Portfolio

Transactions in beneficial interest were as follows:


For the Six Months                                               Dollar
Ended October 31, 2006                        Shares             Amount

Shares sold                                2,108,951    $    20,549,964
Shares issued to shareholders in
   reinvestment of dividends                   6,870             66,938
                                     ---------------    ---------------
Total shares issued                        2,115,821         20,616,902
Shares redeemed                            (515,946)        (5,020,155)
                                     ---------------    ---------------
Net increase                               1,599,875    $    15,596,747
                                     ===============    ===============



For the Period July 29, 2005++                                   Dollar
to April 30, 2006                             Shares             Amount

Shares sold                                9,108,251    $    90,674,190
Shares issued to shareholders in
   reinvestment of dividends                   5,819             57,292
                                     ---------------    ---------------
Total shares issued                        9,114,070         90,731,482
Shares redeemed                            (577,851)        (5,697,730)
                                     ---------------    ---------------
Net increase                               8,536,219    $    85,033,752
                                     ===============    ===============

 ++ Prior to July 29, 2005 (commencement of operations), the Portfolio issued 2,500 shares to FAM for $25,000.


High Income Portfolio

Transactions in beneficial interest were as follows:

For the Six Months                                               Dollar
Ended October 31, 2006                        Shares             Amount

Shares sold                                2,620,769    $    25,843,294
Shares issued to shareholders in
   reinvestment of dividends                  10,948            107,609
                                     ---------------    ---------------
Total shares issued                        2,631,717         25,950,903
Shares redeemed                          (3,933,389)       (38,465,635)
                                     ---------------    ---------------
Net decrease                             (1,301,672)    $  (12,514,732)
                                     ===============    ===============



For the Period July 29, 2005++                                   Dollar
to April 30, 2006                             Shares             Amount

Shares sold                                9,732,917    $    96,605,175
Shares issued to shareholders in
   reinvestment of dividends                  10,512            103,288
                                     ---------------    ---------------
Total shares issued                        9,743,429         96,708,463
Shares redeemed                            (781,291)        (7,683,549)
                                     ---------------    ---------------
Net increase                               8,962,138    $    89,024,914
                                     ===============    ===============


 ++ Prior to July 29, 2005 (commencement of operations), the Portfolio issued 2,500 shares to FAM for $25,000.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Notes to Financial Statements (concluded)


Global SmallCap Portfolio

Transactions in beneficial interest were as follows:


For the Six Months                                               Dollar
Ended October 31, 2006                        Shares             Amount

Shares sold                                2,163,095    $    23,717,544
Shares issued to share-
   holders in reinvestment
   of dividends and
   distributions                               2,271             23,367
                                     ---------------    ---------------
Total shares issued                        2,165,366         23,740,911
Shares redeemed                            (354,046)        (3,922,590)
                                     ---------------    ---------------
Net increase                               1,811,320    $    19,818,321
                                     ===============    ===============



For the Period August 2, 2005++                                  Dollar
to April 30, 2006                             Shares             Amount

Shares sold                                7,459,383    $    76,353,737
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                                 107              1,112
                                     ---------------    ---------------
Total shares issued                        7,459,490         76,354,849
Shares redeemed                            (740,873)        (7,956,405)
                                     ---------------    ---------------
Net increase                               6,718,617    $    68,398,444
                                     ===============    ===============

 ++ Prior to August 2, 2005 (commencement of operations) the Portfolio issued 2,500 shares to FAM for $25,000.



Mid Cap Value Opportunities Portfolio

Transactions in beneficial interest were as follows:

For the Six Months                                               Dollar
Ended October 31, 2006                        Shares             Amount

Shares sold                                2,210,365    $    23,883,587
Shares issued to share-
   holders in reinvestment
   of dividends and
   distributions                               7,052             71,293
                                     ---------------    ---------------
Total shares issued                        2,217,417         23,954,880
Shares redeemed                            (356,238)        (3,870,506)
                                     ---------------    ---------------
Net increase                               1,861,179    $    20,084,374
                                     ===============    ===============



For the Period August 2, 2005++                                  Dollar
to April 30, 2006                             Shares             Amount

Shares sold                                7,433,392    $    75,747,966
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                                 660              6,961
                                     ---------------    ---------------
Total shares issued                        7,434,052         75,754,927
Shares redeemed                            (622,030)        (6,588,629)
                                     ---------------    ---------------
Net increase                               6,812,022    $    69,166,298
                                     ===============    ===============

 ++ Prior to August 2, 2005 (commencement of operations) the Portfolio issued 2,500 shares to FAM for $25,000.


5. Short-Term Borrowings:
The Fund, on behalf of each Portfolio, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006 and was subsequently renewed for one year under substantially the same terms. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The U.S. Mortgage Portfolio, High Income Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio did not borrow under the credit agreement during the six months ended October 31, 2006


6. Commitments:

Global SmallCap Portfolio

At October 31, 2006 the Portfolio had entered into foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with approximate values of $104,000 and $381,000, respectively.


7. Capital Loss Carryforward:

U.S. Mortgage Portfolio

On April 30, 2006, the Portfolio had a net capital loss carryforward of $389,731, all of which expires in 2014. This amount will be available to offset like amounts of any future taxable gains.


High Income Portfolio

On April 30, 2006, the Portfolio had a net capital loss carryforward of $14,340, all of which expires in 2014. This amount will be available to offset like amounts of any future taxable gains.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Proxy Results


U.S. Mortgage Portfolio


During the six-month period ended October 31, 2006, U.S. Mortgage Portfolio of Managed Account Series' shareholders voted on the following proposals. Proposals 1 and 3 were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

                                                                 Shares Voted     Shares Voted     Shares Voted
                                                                     For            Against          Abstain
1. To approve a new investment advisory agreement with
   BlackRock Advisors, Inc.                                       8,391,749          3,645            37,671

3. To approve a contingent subadvisory agreement with
   BlackRock Advisors, Inc.                                       8,391,749          3,645            37,671


High Income Portfolio

During the six-month period ended October 31, 2006, High Income Portfolio of Managed Account Series' shareholders voted on the following proposals. Proposals 1 and 3 were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

                                                                 Shares Voted     Shares Voted     Shares Voted
                                                                     For            Against          Abstain
1. To approve a new investment advisory agreement with
   BlackRock Advisors, Inc.                                       8,709,897          18,269           3,833

3. To approve a contingent subadvisory agreement with
   BlackRock Advisors, Inc.                                       8,709,897          18,269           3,833


Global SmallCap Portfolio


During the six-month period ended October 31, 2006, Global SmallCap Portfolio of Managed Account Series' shareholders voted on the following proposals. Proposals 1 and 3 were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

                                                                 Shares Voted     Shares Voted     Shares Voted
                                                                     For            Against          Abstain
1. To approve a new investment advisory agreement with
   BlackRock Advisors, Inc.                                       6,365,159          8,548            1,619

3. To approve a contingent subadvisory agreement with
   BlackRock Advisors, Inc.                                       6,365,159          8,548            1,619


Mid Cap Value Opportunities Portfolio


During the six-month period ended October 31, 2006, Mid Cap Value
Opportunities Portfolio of Managed Account Series' shareholders voted on the following proposals. Proposals 1 and 3 were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

                                                                 Shares Voted     Shares Voted     Shares Voted
                                                                     For            Against          Abstain
1. To approve a new investment advisory agreement with
   BlackRock Advisors, Inc.                                       6,464,880          8,697            1,739

3. To approve a contingent subadvisory agreement with
   BlackRock Advisors, Inc.                                       6,464,880          8,697            1,739



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Management Agreement--Matters Considered by the Board

In connection with the combination of Merrill Lynch's investment advisory business, including Fund Asset Management, L.P. (the "Previous Manager"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Fund's Board of Trustees considered and approved a new management agreement (the "BlackRock Management Agreement") between the Fund, on behalf of each Portfolio, and BlackRock Advisors, LLC ("BlackRock Advisors"). Each Portfolio's shareholders subsequently approved the BlackRock Management Agreement and it became effective on September 29, 2006, replacing the management agreement with the Previous Manager (the "Previous Management Agreement").

The Board discussed the BlackRock Management Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent trustees, approved the BlackRock Management Agreement at an in-person meeting held on May 9, 2006.

To assist the Board in its consideration of the BlackRock Management Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the BlackRock Management Agreement. The additional information was provided in advance of the May 9, 2006 meeting. In addition, the independent trustees consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the trustees' deliberations.

At the Board meetings, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund and the Portfolios. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Manager, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent trustees of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the BlackRock Management Agreement.

In connection with the Board's review of the BlackRock Management Agreement, Merrill Lynch and/or BlackRock advised the trustees about a variety of matters. The advice included the following, among other matters:

* that there was not expected to be any diminution in the nature, quality and extent of services provided to the Portfolios and their shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

* that the Portfolios were expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek the approval of the Board before making any changes;

* that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Manager (or affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Portfolio shareholders.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Disclosure of New Investment Advisory Agreement (continued)



The trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Portfolio shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the BlackRock Management Agreement, including the fact that each Portfolio's advisory fee schedule would not increase under the BlackRock Management Agreement, but would remain the same;

* that in June 2005, the Board had performed an initial review of the Previous Management Agreement, as required by the 1940 Act, and had determined that the Previous Manager had the capabilities, resources and personnel necessary to provide the advisory and administrative services that would be provided to the Portfolios and that the advisory and/or management fees paid by each Portfolio, taking into account the Manager's contractual agreement to waive the full amount of each Portfolio's management fees, represented reasonable compensation to the Previous Manager in light of the services provided, the costs to the Previous Manager of providing those services, economies of scale, the fees and other expenses paid by similar funds and such other matters as the trustees had considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch had agreed to pay all expenses of the Fund in connection with the Board's consideration of the BlackRock Management Agreement and related agreements and all costs of shareholder approval of the BlackRock Management Agreement and as a result the Fund and the Portfolios would bear no costs in obtaining shareholder approval of the BlackRock Management Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the BlackRock Management Agreement, the Board assessed the nature, quality and scope of the services to be provided to the Portfolios by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the BlackRock Management Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by each Portfolio; (b) Portfolio operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to each Portfolio's investment objective, policies and restrictions, and the Fund's compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In May 2005, prior to the Board meeting to consider the initial approval of the Previous Management Agreement, the Board had requested and received materials specifically relating to the Previous Management Agreement. These materials included (a) information on the expected fees and expenses of the Fund as compared to a comparable group of funds; (b) information on each Portfolio's portfolio management team and the investment strategies to be used by the Portfolio; and (c) information on payments expected to be received by the Manager and its affiliates from each Portfolio, including the Manager's contractual agreement to waive the full amount of each Portfolio's management fee and expenses (other than extraordinary expenses).

In their deliberations, the trustees considered information received in connection with their initial consideration of the Previous Management Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the BlackRock Management Agreement. The trustees did not identify any particular information that was all-important or controlling. The trustees, including a majority of the independent trustees, concluded that the terms of the BlackRock Management Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to each Portfolio, and that the BlackRock Management Agreement should be approved and recommended to Portfolio shareholders.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Nature, Quality and Extent of Services Provided--The Board reviewed the nature, quality and extent of services provided by the Previous Manager, including the investment advisory services and the resulting performance of each Portfolio, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Previous Manager's investment advisory services and each Portfolio's investment performance, but also considered certain areas in which both the Previous Manager and the Fund received services as part of the Merrill Lynch complex. While the Board reviews performance data at least quarterly, consistent with the Previous Manager's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years, or a shorter period in the case of a fund that has been in existence less than five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Management Agreement, the trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect each Portfolio; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of each Portfolio. The directors/trustees considered BlackRock's advice as to proposed changes in portfolio management personnel of two of the Portfolios after the closing of the Transaction.

The trustees were given information with respect to the potential benefits to each Portfolio and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The trustees were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Portfolios would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The trustees were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to each Portfolio under the BlackRock Management Agreement were expected to be as good as or better than that provided under the Previous Management Agreement. It was noted, however, that changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Manager and its affiliates with those of BlackRock. The trustees noted that if portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the trustees concluded that, overall, they were satisfied with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to each Portfolio under the BlackRock Management Agreement.

Costs of Services Provided, Fees and Profitability--It was noted that, in conjunction with their initial consideration of the Previous Management Agreement, the trustees had received, among other things, information indicating that the proposed fee rates for each Portfolio were the same as those charged to the existing fund advised by the Previous Manager or an affiliate that has substantially similar investment objectives and strategies as the applicable Portfolio and noted the Manager's agreement to waive the entire amount of the management fee. The information showed that each Portfolio had expected fees and expenses within the range of fees and expenses of comparable funds.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Disclosure of New Investment Advisory Agreement (concluded)


In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Management Agreement, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the BlackRock Management Agreement is substantially similar to the Previous Management Agreement in all material respects, including the rate of compensation, the trustees determined that the Transaction should not increase the total fees payable, including any fee waivers or after any expense caps or expense reimbursements, for advisory and administrative services. The trustees noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Portfolios.

The trustees discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Portfolios and noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of each Portfolio increase and whether there should be changes in the management fee rate or structure in order to enable the Portfolio to participate in these economies of scale. The Board noted BlackRock Advisors' contractual arrangement to waive the full amount of each Portfolio's management fee. The Board determined that changes were not currently necessary and that each Portfolio appropriately participated in these economies of scale.

Fall-Out Benefits--The trustees considered whether the Portfolios would generate any fall-out benefits to BlackRock Advisors. Fall-out benefits are indirect profits from other activities that accrue to the adviser or its affiliates solely because of the existence of the fund. In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Management Agreement, the trustees considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Manager was experiencing such benefits under the Previous Management Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Management Agreement, and their discussions with management of the Previous Manager and BlackRock, the trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using certain Portfolios' portfolio transaction brokerage commissions. The trustees noted that any such benefits were difficult to quantify with certainty.

Investment Performance--The trustees considered investment performance for each Portfolio. The trustees believed the Fund's performance was satisfactory. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Portfolios.

Conclusion--After the independent trustees of the Fund deliberated in executive session, the entire Board, including the independent trustees, approved the BlackRock Management Agreement, concluding that the advisory fee rate for each Portfolio was reasonable in relation to the services provided and that the BlackRock Management Agreement was in the best interests of the shareholders. In approving the BlackRock Management Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


New BlackRock Sub-Advisory Agreements--Matters Considered by the Board

At an in person meeting held on August 22 - 23, 2006, the Board of Trustees, including the independent trustees, discussed and approved the sub-advisory agreement between BlackRock Advisors and its affiliate, BlackRock Financial Management, Inc. ("BFM"), with respect to the High Income Portfolio and the U.S. Mortgage Portfolio, and the sub-advisory agreement between BlackRock Advisors and its affiliate, BlackRock Investment Management, LLC ("BIM"), with respect to the Mid Cap Value Opportunities Portfolio and the Global SmallCap Portfolio (together, the "BlackRock Sub-Advisory Agreements"). The BlackRock Sub-Advisory Agreements with BFM and BIM (the "Sub-Advisers") became effective on September 29, 2006, at the same time the BlackRock Management Agreement became effective.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Pursuant to the BlackRock Sub-Advisory Agreement with respect to the High Income Portfolio and the U.S. Mortgage Portfolio, BFM receives a monthly fee from BlackRock Advisors equal to 59% of the management fee received by BlackRock Advisors from these Portfolios. Pursuant to the BlackRock Sub-Advisory Agreement with respect to the Mid Cap Value Opportunities Portfolio and the Global SmallCap Portfolio, BIM receives a monthly fee from BlackRock Advisors equal to 74% of the management fee received by BlackRock Advisors from these Portfolios. BlackRock Advisors pays each Sub-Adviser out of its own resources, and there is no increase in Portfolio expenses as a result of either BlackRock Sub-Advisory Agreement.

In approving each BlackRock Sub-Advisory Agreement at the August in person meeting, the Board reviewed its considerations in connection with its approval of the BlackRock Management Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Management Agreement, and came to the same conclusions. In reviewing the sub-advisory fee rates provided in the BlackRock Sub-Advisory Agreements, the Board noted the fact that both BlackRock Advisors and each Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of each Portfolio's operations and administration, and each Sub-Adviser provides advisory services to the pertinent Portfolios and is responsible for the day-to-day management of each pertinent Portfolio's portfolio under the corresponding BlackRock Sub-Advisory Agreement. The Board also took into account the fact that there is no increase in total advisory fees paid by any Portfolio as a result of the pertinent BlackRock Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for BFM to receive 59% and for BIM to receive 74% of the advisory fees paid by the pertinent Portfolios to BlackRock Advisors.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved each BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that each BlackRock Sub-Advisory Agreement was in the best interests of the pertinent Portfolio shareholders.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Funds' Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.


Availability of Proxy Voting Policies and Procedures

The Funds have delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Funds' Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Funds' voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Funds file their complete schedules of portfolio holdings for the first and third quarters of their fiscal year with the Commission on Form N-Q.
The Funds' Form N-Qs are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds' Forms N-Qs may also be obtained upon request, without charge, by calling
(800) 441-7762.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006



A World-Class Mutual Fund Family


BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Legacy Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio+++
BlackRock NC Municipal MM Portfolio+++
BlackRock NJ Municipal MM Portfolio+++
BlackRock OH Municipal MM Portfolio+++
BlackRock PA Municipal MM Portfolio+++
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio+++

   * See the prospectus for information on specific limitations on investments in the fund.

  ++ Mixed asset fund.

 +++ Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2006


Item 2 -    Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 -    Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - Not
            Applicable

Item 11 -   Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


U.S. Mortgage Portfolio of Managed Account Series


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       U.S. Mortgage Portfolio of Managed Account Series


Date: January 3, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       U.S. Mortgage Portfolio of Managed Account Series


Date: January 3, 2007


By:    /s/ Donald C. Burke
       -----------------------
       Donald C. Burke,
       Chief Financial Officer of
       U.S. Mortgage Portfolio of Managed Account Series


Date: January 3, 2007